As filed with the Securities and Exchange Commission on March 24, 2016

Securities Act File No. 333-207415

Investment Company Act File No. 811-22884

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-2

(Check Appropriate Box or Boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 3	☒

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

(Exact name of Registrant as specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (914) 921-5100

Bruce N. Alpert

The Gabelli Global Small and Mid Cap Value Trust

One Corporate Center

Rye, New York 10580-1422

(914) 921-5100

(Name and Address of Agent for Service)

Copies to:

Richard Prins, Esq.	Andrea R. Mango, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP	The Gabelli Global Small and Mid Cap Value Trust
4 Times Square	One Corporate Center
New York, New York 10036	Rye, New York 10580-1422
(212) 735-3000	(914) 921-5100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐	When declared effective pursuant to section 8(c)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously foiled [post-effective amendment] [registration statement].
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)
Common Shares of Beneficial Interest (2)
Preferred Shares of Beneficial Interest (2)
Notes (2)
Subscription Rights for Common Shares (2)
Subscription Rights for Preferred Shares (2)
Subscription Rights for Common Shares and Preferred Shares (2)
Total	$100,000,000	$10,070.00(3)

(1)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2)	There is being registered hereunder an indeterminate principal amount of common or preferred shares, notes, or subscription rights to purchase common shares, preferred shares or common and preferred shares as may be sold, from time to time. In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $100,000,000.
(3)	Pursuant to Rule 457(p) under the Securities Act of 1933, as amended, this Registration Statement includes a payment of $100.70 that was paid on October 14, 2015.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion

Preliminary Prospectus dated March 24, 2016

PROSPECTUS

[GRAPHIC OMITTED]

$100,000,000

The Gabelli Global Small and Mid Cap Value Trust

Common Shares

Preferred Shares

Notes

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Subscription Rights to Purchase Common and Preferred Shares

Investment Objective. The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long term capital growth. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies with small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively), and, under normal market conditions, invests at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries. A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. The Fund currently defines “small-cap” companies as those with a market capitalization generally less than $3 billion at the time of investment, and “mid-cap” companies as those with a market capitalization between $3 billion and $12 billion at the time of investment. A company is deemed to be “located” outside the United States if its country of organization, its headquarters, principal place of business and/or the principal trading market of its stock are located outside of the United States. Although there are no geographic limits on the Fund’s investments, no more than 35% of the Fund’s total assets may be invested in the securities of companies headquartered or principally operating in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom). The Fund may invest in the equity securities of companies of any market capitalization, subject to its policy of investing at least 80% of its total assets in the equity securities of small-cap and/or mid-cap companies at the time of investment. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. The Fund may also invest up to 20% of its total assets in U.S. and non-U.S. non-convertible debt. There are no maturity limits or credit quality requirements for such investments. No assurances can be given that the Fund’s investment objective will be achieved.

The Fund was organized as a Delaware statutory trust on August 19, 2013, and commenced its investment operations on June 23, 2014. An investment in the Fund is not appropriate for all investors.

        We may offer, from time to time, in one or more offerings, our common and/or fixed rate preferred shares, each with a par value $0.001 per share (together, “shares”), our promissory notes (“notes”), and/or our subscription rights to purchase our common and/or fixed rate preferred shares, which we refer to collectively as the “securities.” Securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus (this “Prospectus” and each supplement thereto, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities.

        Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, prepayment protection (if any) and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common and/or preferred shares issuable upon the exercise of each right and the other terms of such rights offering. We may offer subscription rights for common shares, preferred shares or common and preferred shares. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our securities. Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GGZ”. On March 23, 2016, the last reported sale price of our common shares was $10.36. The net asset value of the Fund’s common shares at the close of business on March 23, 2016, was $12.26 per share.

Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s securities involves risks. See “Risk Factors and Special Considerations” beginning on page 28 for factors that should be considered before investing in securities of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This Prospectus, together with an applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, together with an applicable Prospectus Supplement, which contains important information about the Fund, before deciding whether to invest in the securities, and retain it for future reference. A Statement of Additional Information, dated [•], 2016, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of our annual and semiannual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 70 of this Prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus and any applicable Prospectus Supplement. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus and any applicable Prospectus Supplement is accurate as of any date other than the date of this Prospectus or the date of the applicable Prospectus Supplement.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our securities. You should review the more detailed information contained in this prospectus (this “Prospectus”), including the section titled “Risk Factors and Special Considerations” beginning on page 28, the applicable Prospectus Supplement and the Statement of Additional Information, dated [●], 2016 (the “SAI”).

The Fund	The Gabelli Global Small and Mid Cap Value Trust is a closed-end, diversified management investment company organized as a Delaware statutory trust on August 19, 2013. Throughout this Prospectus, we refer to The Gabelli Global Small and Mid Cap Value Trust as the “Fund” or as “we.” See “The Fund.”

The Fund’s outstanding common shares, par value $0.001 per share, are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GGZ.” On March 23, 2016, the last reported sale price of our common shares was $10.36. The net asset value of the Fund’s common shares at the close of business on March, 23, 2016 was $12.26 per share. As of December 31, 2015, the Fund had outstanding 8,123,035 common shares.

The Offering	We may offer, from time to time, in one or more offerings, our common and/or fixed rate preferred shares, $0.001 par value per share, our notes, or our subscription rights to purchase our common or fixed rate preferred shares or both, which we refer to collectively as the “securities.” The securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per common share of the Fund will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts; however, transferable rights offerings that meet certain conditions may be offered at a price below the then current net asset value per common share of the Fund. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, prepayment protection (if any), and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common and/or preferred shares issuable upon the exercise of each right and the other terms of such rights offering.

While the aggregate number and amount of securities we may issue pursuant to this registration statement is limited to $100,000,000 of securities, our Board of Trustees (the “Board”) may, without any action by the shareholders, amend our Agreement and Declaration of Trust from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that we have authority to issue. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objective and Policies	The Fund’s investment objective is long term capital growth. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies with small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively), and, under normal market conditions, invests at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries. A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. The Fund currently defines “small-cap” companies as those with a market capitalization generally less than $3 billion at the time of investment, and “mid-cap” companies as those with a market capitalization between $3 billion and $12 billion at the time of investment. A company is deemed to be “located” outside the United States if its country of organization, its headquarters, principal place of business and/or the principal trading market of its stock are located outside of the United States. Although there are no geographic limits on the Fund’s investments, no more than 35% of the Fund’s total assets may be invested in the securities of companies headquartered or principally operating in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom). The Fund may invest in the equity securities of companies of any market capitalization, subject to its policy of investing at least 80% of its assets in the equity securities of small-cap and/or mid-cap companies at the time of investment. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. The Fund may invest up to 20% of its total assets in U.S. and non-U.S. non-convertible debt. There are no maturity limits or credit quality requirements for such investments. The Fund may also invest up to 5% of its total assets in below investment-grade debt securities, also known as high-yield fixed income securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities of comparable quality) are referred to in the financial press as “junk bonds.” The Fund may, from time to time, modify the foregoing definitions and limitations, which are measured at the time of investment, and will provide notice to shareholders of material changes. In particular, the Fund’s policy to invest at least 80% of its total assets in equity securities of small-cap and mid-cap companies may be changed by the Board; however, if this policy changes, the Fund will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with Securities and Exchange Commission (the “Commission” or the “SEC”) rules.

No assurance can be given that the Fund will achieve its investment objective. See “Investment Objective and Policies.”

The Fund is intended for investors seeking long term growth of capital. It is not intended for those who wish to play short term swings in the stock market.

Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

Preferred Shares	The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Fund’s Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize leverage, the Fund may issue series of fixed rate preferred shares (“Fixed Rate Preferred Shares”). Any Fixed Rate Preferred Shares issued by the Fund will pay distributions at a fixed rate. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Special Risk Factors to Holders of Common Shares—Leverage Risk.” The Fund may also determine in the future to issue other forms of senior securities, such as securities representing debt, subject to the limitations of the 1940 Act. The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund establishes a segregated account with cash or other liquid assets or sets aside assets on the accounting records equal to the Fund’s obligations in respect of such techniques. The Fund may also borrow money, to the extent permitted by the 1940 Act.

Dividends and Distributions

Preferred Shares Distributions. In accordance with the Fund’s Governing Documents (as defined below) and as required by the 1940 Act, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no complete distribution due for a particular dividend period will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. As used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares.

Distributions on Fixed Rate Preferred Shares, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board, out of funds legally available therefor.

Common Shares Distributions. The Fund distributes substantially all of its net investment income and net realized capital gains to its common shareholders at year end. The Fund’s distribution policy may be modified from time to time by the Board as it deems appropriate, including in light of market and economic conditions and the Fund’s current, expected and historical earnings and investment performance. Common shareholders are expected to be notified of any such modifications by press release or in the Fund’s periodic shareholder reports.

In the event that for any taxable year the total distributions on the Fund’s shares exceed the Fund’s current and accumulated earnings and profits, the excess distributions will generally be treated as a tax-free return of capital to the extent of the shareholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to preferred shares, and then to the Fund’s common shares. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. Preferred or common shareholders who periodically receive the payment of a dividend or other distribution which may consist of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. In addition, the amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in its shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares.

No distributions were made during the year ended December 31, 2015.

Indebtedness	Under applicable state law and our Agreement and Declaration of Trust, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation any notes, will rank senior to the preferred shares and the common shares. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Use of Proceeds	The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its Investment Objective and Policies. The Investment Adviser anticipates that the investment of the proceeds will be made as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the proceeds may be used to pay distributions. See “Use of Proceeds.”

Exchange Listing	The Fund’s outstanding common shares have been listed and traded on the NYSE under the trading or “ticker” symbol “GGZ” since July 3, 2014. See “Description of the Securities.” The Fund’s common shares have historically traded at a discount to the Fund’s net asset value. Since the Fund commended trading on the NYSE, the Fund’s common shares have traded at a discount to net asset value as high as 18.1% and as low as 10.2%. Any series of Fixed Rate Preferred Shares or subscription rights issued by the Fund would also likely be listed on the NYSE.

Risk Factors and Special Considerations	Risk is inherent in all investing. Therefore, before investing in the Fund’s shares, you should consider the risks carefully.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions. See “Risk Factors and Special Considerations—Equity Risk.”

Small Capitalization Company Risk. The Fund invests in the equity securities of U.S. and non-U.S. small-cap and/or mid-cap companies. More information regarding investing in foreign securities and emerging markets is set forth below. The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer-term view. For more details on certain pronounced risks with investing in such securities see “Risk Factors and Special Considerations—Small Capitalization Company Risk.”

Value Investing Risk. The Fund focuses its investments on the securities of companies that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. See “Risk Factors and Special Considerations—Value Investing Risk.”

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Interest Rate Risk for Fixed Income Securities. The primary risk associated with fixed income securities is interest rate risk. A decrease in interest rates will generally result in an increase in the value of a fixed income security, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. Market interest rates recently have declined significantly below historical average rates, which may increase the risk that these rates will rise in the future. Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities, like fixed rate securities, also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes. An increase in market interest rates will also generally result in a decrease in the price of any of the Fund’s outstanding preferred shares.

Non-Investment Grade Securities. The Fund may invest in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality—those securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Services (“S&P”)—are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as “junk bonds.” See “Risk Factors and Special Considerations—Non-Investment Grade Securities.”

U.S. Government Securities and Credit Rating Downgrade Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

The events surrounding negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objective. In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Investment Adviser cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. See “Risk Factors and Special Considerations—U.S. Government Securities and Credit Rating Downgrade Risk.”

Foreign Securities Risk. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies. Foreign companies generally are not subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.

Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

For more details on certain pronounced risks with foreign investing see “Risk Factors and Special Considerations—Foreign Securities Risk.”

Restricted and Illiquid Securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933 (the “Securities Act”). An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Industry Risk. The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries. See “Risk Factors and Special Considerations—Industry Risk.”

Leverage Risk. The Fund may use financial leverage for investment purposes by issuing preferred shares and/or notes. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding.

If the Fund does use leverage, the Fund’s capital structure would create special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, if the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the interest rate on the notes or the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the interest rates on the notes or the dividend rate on the preferred shares plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the notes or preferred shares or of losing its ratings on the preferred shares or notes or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution requirements on the preferred shares or notes. In order to counteract such an event, the Fund might need to liquidate investments in order to fund redemption of some or all of the preferred shares or notes.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including any additional advisory fees on the incremental assets attributable to such preferred shares or notes. Holders of preferred shares and notes may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. In the event the Fund fails to maintain an asset coverage of 100% for any notes outstanding for certain periods of time, the 1940 Act requires that either an event of default be declared or that the holders of such notes have the right to elect a majority of the Fund’s Trustees until asset coverage recovers to 110%. In addition, holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become in arrears for two full years would have the right (subject to the rights of noteholders) to elect a majority of the Trustees until the arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk” and “Description of the Securities—Preferred Shares—Asset Maintenance Requirements” and “Description of the Securities—Notes—Limitations.”

Market Discount Risk. The Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share or the liquidation value of any Fund preferred shares issued. The Fund cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Fund’s securities are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes. See “Risk Factors and Special Considerations—Market Discount Risk.”

Special Risks to Holders of Preferred Shares. Prior to an offering, there will be no public market for Fixed Rate Preferred Shares. In the event any series of Fixed Rate Preferred Shares are issued, we expect to apply to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates, perceived credit quality and other factors. See “Risk Factors and Special Considerations—Special Risks to Holders of Preferred Shares.”

Special Risks to Holders of Notes. An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes.”

Special Risk to Holders of Subscription Rights. There is a risk that changes in market conditions may result in the underlying common or preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities. See “Risk Factors and Special Considerations—Special Risk to Holders of Subscription Rights.”

Dilution. Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

Long Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations—Long Term Objective; Not a Complete Investment Program.”

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations—Management Risk.”

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing investment advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations—Dependence on Key Personnel.”

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications. See “Risk Factors and Special Considerations—Market Disruption and Geopolitical Risk.”

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

See “Risk Factors and Special Considerations—Economic Events and Market Risk.”

Government Intervention in Financial Markets Risk. The U.S. government and certain foreign governments have in the past taken actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. See “Risk Factors and Special Considerations—Government Intervention in Financial Markets Risk.”

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders. See “Risk Factors and Special Considerations—Inflation Risk.”

Loans of Portfolio Securities. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities violates the terms of the loan or fails financially. See “Risk Factors and Special Considerations—Loans of Portfolio Securities.”

Tax Risk. We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income or long term capital gains or what the tax rates on various types of income will be in future years. See “Risk Factors and Special Considerations—Tax Risk.”

Status as a Regulated Investment Company. The Fund has elected to qualify as a RIC under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code’s requirements. See “Risk Factors and Special Considerations—Status as a Regulated Investment Company.”

Anti-takeover Provisions. The Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Governing Documents.”

Management and Fees	The Investment Adviser’s fee is computed weekly and paid monthly at the annual rate of 1.00% of the Fund’s average weekly net assets. Net assets are total assets minus the sum of the Fund’s liabilities (such liabilities will exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes, plus accrued and unpaid interest thereon). The investment advisory agreement between the Fund and the Investment Adviser combines investment advisory and administrative responsibilities in one agreement. See “Management of the Fund.”

Repurchase of Common Shares	The Board has authorized the Fund to consider the repurchase of its common shares in the open market when the common shares are trading at a discount of 7.5% or more from net asset value (or such other percentage as the Board may determine from time to time). Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. In total through December 31, 2015, the Fund has repurchased and retired 154,413 common shares in the open market at an average price of $10.25 per share and at an average discount of approximately 14% from the Fund’s net asset value. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares.”

Anti-Takeover Provisions	Certain provisions of the Governing Documents may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of three classes of Trustees is elected each year; super-majority voting requirements apply to the authorization of the conversion of the Fund from a closed-end to an open-end investment company or to the authorization of certain transactions between the Fund and a beneficial owner of more than 5% of any class of the Fund’s capital stock; advance notice to the Fund of any shareholder proposal is required; and any shareholder proposing the nomination or election of a person as a Trustee must supply significant amounts of information designed to enable verification of whether such person satisfies the qualifications required of potential nominees to the Board of Trustees. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving the Fund’s common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. The issuance of preferred shares could make it more difficult for the holders of common shares to avoid the effect of these provisions. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent	State Street Bank and Trust Company (“State Street” or the “Custodian”), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plans, and as transfer agent and registrar with respect to the Fund’s common shares.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy.

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses, including preferred shares offering expenses, as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.80	%(1)
Offering Expenses Borne by the Fund (excluding Preferred Shares Offering Expenses) (as a percentage of offering price)	1.42	%(1)
Dividend Reinvestment and Cash Purchase Plan Fees	None	(2)
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to common shares)	0.20	%(3)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.23	%(4)
Interest Payments on Borrowed Funds	None
Other Expenses	0.41	%(4)

Total Annual Expenses	1.64%
Dividends on Preferred Shares	1.31	%(5)

Total Annual Expenses and Dividends on Preferred Shares	2.95%

(1)	Estimated maximum amount based on offering of $63 million in common shares and $37 million in preferred shares. The estimates assume a 1% sales load on common shares and $892,000 in common offering expenses, and 3.15% sales load on preferred shares and $328,000 in preferred offering expenses. Actual sales loads and offering expenses may be higher or lower than these estimates and will be set forth in the Prospectus Supplement if applicable.
(2)	Shareholders participating in the Fund’s Automatic Dividend Reinvestment Plan do not incur any additional fees. Shareholders participating in the Voluntary Cash Purchase Plan would pay $0.75 plus their pro rata share of brokerage commissions per transactions to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”
(3)	Assumes issuance of $37 million in liquidation preference of Fixed Rate Preferred Shares, net assets attributable to common shares of $162.1 million (which includes issuance of $63 million in common shares) and $328,000 in preferred offering expenses. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.
(4)	The Investment Adviser’s fee is 1.00% of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, with no deduction for liquidation preference of any preferred shares, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure. “Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.
(5)	Dividends on Preferred Shares represent the distributions that would be made assuming $37 million of preferred shares is issued with a fixed dividend rate of 5.75%. There can, of course, be no guarantee that any preferred shares would be issued or, if issued, the terms thereof.

                The purpose of the table above and the example below is to help you understand the various costs and expenses that you, as a shareholder, would bear directly or indirectly. For a more complete description of the various costs and expenses a common shareholder would bear in connection with the issuance and ongoing maintenance of any preferred shares or notes issued by the Fund, see “Rick Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

The following example illustrates the expenses (including the maximum estimated sales load on common shares of $10 and on preferred shares of $31.50, and estimated offering expenses of $7.52 from the issuance of $63 million in common shares and $37 million in preferred shares) you would pay on a $1,000 investment in common shares, followed by a preferred shares offering, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses incurred	$55	$114	$177	$344

*	The example should not be considered a representation of future expenses. The example is based on total Annual Expenses and Dividends on Preferred Shares shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example includes Dividends of Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses for the 1-, 3-, 5- and 10-year periods in the table above would be as follows (based on the same assumptions as above): $42, $76, $112 and $214.

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the period presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into the SAI. The financial information for the period ended December 31, 2014 and for the year ended December 31, 2015 has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a common share of beneficial interest outstanding throughout the period.

	Year Ended December 31, 2015		Period Ended December 31, 2014(a)
Operating Performance:
Net asset value, beginning of period	$11.86		$12.00

Net investment loss	(0.02	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.34		(0.07)

Total from investment operations	0.32		(0.14)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.32		(0.14)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.02		0.00	(c)
Decrease in net asset value from costs charged to repurchase of common shares	(0.00	)(c)	—

Total from Fund share transactions	0.02		0.00	(c)

Net Asset Value Attributable to Common Shareholders, End of Period	$12.20		$11.86

Net asset value total return †	2.87%		(1.17)%

Market value, end of period	$10.40		10.44

Investment total return ††	(0.38)%		(13.00)%

Ratios to Average Net Assets and Supplemental Data:
Net assets end of period (in 000’s)	$99,137		97,857
Ratio of net investment income to average net assets	(0.14)%		(1.12	)%(d)
Ratio of operating expenses to average net assets	1.53	%(e)	1.58	%(d)
Portfolio turnover rate	114.0%		20.0%

†	Based on net asset value per share. Total return for a period of less than one year is not annualized.
††	Based on market value per share. Total return for a period of less than one year is not annualized.
(a)	The Fund commenced investment operations on June 23, 2014.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	Annualized.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on August 19, 2013. The Fund commenced investment operations on June 23, 2014. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies

The investment objective of the Fund is long term growth of capital. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities (such as common stock and preferred stock) of companies with small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively) and at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries. A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. The Fund defines “small-cap” companies as those with a market capitalization generally less than $3 billion at the time of investment and “mid-cap” companies as those with a market capitalization between $3 billion and $12 billion at the time of investment. A company is deemed to be “located” outside the United States if its country of organization, its headquarters, its principal place of business and/or the principal trading market of its stock is located outside of the United States. From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country.

The Fund may also invest up to 20% of its total assets in U.S. and non-U.S. non-convertible debt. There are no maturity limits or credit quality requirements for such investments. Although there are no geographic limits on the Fund’s investments, no more than 35% of the Fund’s total assets may be invested in the securities of companies headquartered or principally operating in developing, or emerging market, countries. An emerging market country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development. Generally emerging market countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda and Western European countries (which include Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom).

The Fund may invest in the equity securities of companies of any market capitalization, subject to its policy of investing at least 80% of its assets in the equity securities of small-cap and/or mid-cap companies at the time of investment. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. The Fund may also invest up to 5% of its total assets in below investment-grade debt securities, also known as high-yield fixed income securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities of comparable quality) are referred to in the financial press as “junk bonds.”

The Fund may, from time to time, modify the foregoing definitions and limitations, which are measured at the time of investment, and will provide notice to shareholders of material changes. In particular, the Fund’s policy to invest at least 80% of its total assets in equity securities of small-cap and mid-cap companies may be changed by the Board; however, if this policy changes, the Fund will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with SEC rules.

In selecting securities for the Fund, the Investment Adviser will use a bottom-up, value approach. The Investment Adviser will primarily focus on company-specific criteria rather than on political, economic or other country-specific factors. The Fund may invest without limitation in securities of foreign issuers, although the portion invested in foreign securities will vary over time based on market conditions. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic issuers and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

No assurances can be given that the Fund’s objective will be achieved. Neither the Fund’s investment objective nor, except as expressly stated herein, any of its policies are fundamental, and each may be modified by the Board of Trustees (the “Board” or the “Board of Trustees”) without shareholder approval. The percentage and ratings limitations stated herein and in the SAI apply only at the time of investment and are not considered violated as a result of subsequent changes to the value, or downgrades to the ratings, of the Fund’s portfolio investments.

Gabelli Funds, LLC, a New York limited liability company, with offices at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally considers the following factors, among others:

•	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Fund as to issuers.

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

Certain Investment Practices

Equity Securities. The Fund invests in equity securities (such as common stock and preferred stock) of small- and mid-cap companies.

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred stock back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred stock. Generally speaking, the right of the issuer to repurchase the preferred stock tends to reduce any premium at which the preferred stock might otherwise trade due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount at which the preferred stock might otherwise trade due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred stocks, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. Many convertible securities are not investment grade, that is, not rated “BBB” or better by S&P or “Baa” or better by Moody’s or considered by the Investment Adviser to be of similar quality. Preferred stocks and convertible securities may have many of the same characteristics and risks as nonconvertible debt securities. See “Risk Factors and Special Considerations—Non-Investment Grade Securities.”

The Investment Adviser believes that preferred stock and convertible securities of certain companies offer the opportunity for capital appreciation and periodic income. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible securities may trade more like common stock than like fixed-income securities, which may result in above average appreciation if the company’s performance improves. Even if the credit quality of such a company is not in question, the market price of its convertible securities may reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This can result in capital appreciation if the price of the company’s common stock recovers.

Foreign Securities. The Fund invests in the equity securities of companies located outside the United States.

The Investment Adviser believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets; the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

The Fund may purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar-denominated securities of foreign issuers, which will be considered foreign securities for purposes of the Fund’s investment policies. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. See “Risk Factors and Special Considerations—Foreign Securities.”

Non-Investment Grade Securities. The Fund may invest in below investment-grade debt securities, also known as high-yield fixed income securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities of comparable quality) are referred to in the financial press as “junk bonds.”

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions, and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of non-investment grade securities is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in order to respond to changes in the economy or the financial markets.

Non-investment grade securities and unrated securities of comparable quality also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed-income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

As part of its investments in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for non-investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities and the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Emerging Market Countries. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies headquartered in developing, or emerging market, countries. Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Some emerging market countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries and the availability of the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Value Investing. The Fund’s portfolio managers will use various value methods in managing its assets. In selecting securities for the Fund, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

The Fund’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

The Investment Adviser’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for the Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage.

While there can be no assurance that this risk-averse value approach will be successful, the Investment Adviser believes that it can reduce some of the risks of investing in small-cap and mid-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility.

Although the Investment Adviser’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad smaller-company stock market declines, it may also potentially have the effect of limiting gains in strong smaller-company up markets.

Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Temporary Defensive Investments. When a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest all or a portion of its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated “A-1” or higher by S&P or “Prime-1” by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. The Fund may find it more difficult to achieve its investment objective during temporary defensive periods.

Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund’s total assets. There is no limit on the amount of options the Fund may write (sell).

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund realizes a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund realizes a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund generally purchases or writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act.

Forward Foreign Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund invests in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund only enters into forward currency contracts with parties which it believes to be creditworthy.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

The Fund makes short sales both to obtain capital gain from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales “against the box” may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying securities. Under the terms of a typical repurchase agreement, the Fund acquires an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the security at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund does not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities eligible for resale pursuant to

Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Leveraging. The Fund may use leverage, including as a result of any issuances of preferred shares or notes pursuant to an applicable Prospectus Supplement. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with the SEC staff guidelines, which may permit the Fund to obtain leverage at attractive rates. The use of leverage magnifies the impact of changes in net asset value. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

In the event the Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay dividends or distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Additionally, the Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus and in the SAI. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Fund’s limitations on borrowings discussed above, but may create leverage for the Fund. To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class subject to class approval rights of any preferred shares). See “Investment Restrictions” in the SAI.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Risk Factors and Special Considerations—Loans of Portfolio Securities.”

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

For the period ended December 31, 2014 and the year ended December 31, 2015, the portfolio turnover rate of the Fund was 20% and 114%, respectively.

Further information on the investment objective and policies of the Fund is set forth in the SAI.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

General Risks

Equity Risk. Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the OTC markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Preferred Stock Risk. There are special risks associated with the Fund’s investing in preferred securities, including:

•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Small Capitalization Company Risk. The Fund invests in the equity securities of small-cap and/or mid-cap companies.

The Investment Adviser views the large and diverse universe of smaller companies available for investment by the Fund as having two investment segments or tiers — small-cap and mid-cap. The Investment Adviser defines “small-cap” companies as those with a market capitalization generally less than $3 billion at the time of investment and “mid-cap” companies as those with a market capitalization between $3 billion and $12 billion at the time of investment.

Smaller companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. In addition, the securities of such companies may be more vulnerable to adverse general market or economic developments, more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As such, securities of these smaller companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Investment Adviser may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Investment Adviser-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, the Investment Adviser’s investment focus on the securities of smaller companies generally leads it to have a long term investment outlook of at least two years for a portfolio security.

The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer-term view.

•	Small and Mid-Cap Stock Risk. Small- and mid-cap company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a small- or mid-cap company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Small- and mid-cap company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Small- and mid-cap companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small- and mid-cap company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small- and mid-cap company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, small- and mid-cap company stocks may not be well known to the investing public.

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Unseasoned Companies Investment Risk. The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Fund may invest.

•	Small-Cap and Emerging Growth Companies Investment Risk. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While small-cap or emerging growth company issuers may offer greater opportunities for capital appreciation than large-cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain fundamental factors necessary to prosper. Investing in small-cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small-cap companies are generally little known to most individual investors although some may be dominant in their respective industries. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not develop into major industrial companies or provide the level of returns anticipated.

Equity securities of specific small-cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small-cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Small-cap companies, due to the size and kinds of markets that they serve, may be less susceptible than large-cap companies to intervention from the U.S. federal government by means of price controls, regulations or litigation.

Value Investing Risk. The Fund focuses its investments on the securities of companies that the Investment Adviser believes to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Merger Arbitrage Risk. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced. The principal risk of such investments is that certain of such proposed transactions may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may realize losses. Such risk is sometimes referred to as “merger arbitrage risk.” Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller’s stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company’s board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Investment Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund’s original investment or that no such distribution will ultimately be made and the value of the Fund’s investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund’s risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.

Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

Interest Rate Risk for Fixed Income Securities. The primary risk associated with fixed income securities is interest rate risk. A decrease in interest rates will generally result in an increase in the value of a fixed income security, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. Market interest rates recently have declined significantly below historical average rates, which may increase the risk that these rates will rise in the future.

Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities, like fixed rate securities, also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes. An increase in market interest rates will also generally result in a decrease in the price of any of the Fund’s outstanding preferred shares.

Non-Investment Grade Securities. The Fund may invest in below investment-grade debt securities, also known as high-yield fixed income securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities of comparable quality) are referred to in the financial press as “junk bonds” and generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

In addition, the prices of these non-investment grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade securities tend to be less liquid than investment grade securities. The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As a part of its investments in non-investment grade fixed-income securities, the Fund may invest in the securities of issuers in default. The Fund invests in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers’ securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

U.S. Government Securities and Credit Rating Downgrade Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

The events surrounding negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objective. In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Investment Adviser cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. Prepayment risks include the following:

•	the relationship between prepayments and interest rates may give some lower grade government sponsored mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities;

•	in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

•	because of these and other reasons, a government sponsored mortgage-backed security’s total return and maturity may be difficult to predict; and

•	to the extent that the Fund purchases government sponsored mortgage-backed securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of premium paid.

Foreign Securities Risk. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers located in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The following provides more detail on certain pronounced risks with foreign investing:

•	Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency-denominated investments.

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Tax Consequences of Foreign Investing. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

•	EMU and Redenomination Risk. Any partial or complete dissolution of the European Monetary Union (the “EMU”) could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. Such effects could include the redenomination of the Fund’s investments from the Euro into a different or newly adopted currency. Redenomination could cause the Fund’s investments to decline significantly and unpredictably while also exposing the Fund’s investments to increased foreign currency risk, liquidity risk and valuation risk. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

•	Emerging Markets Risk. The considerations noted above in “Foreign Securities Risk” are generally intensified for investments in emerging market countries. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

Restricted and Illiquid Securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933 (the “Securities Act”). An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Special Risks Related to Investment in Derivatives. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;

•	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Options, futures contracts, swaps contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s net asset value and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the Commodity Futures Trading Commission (the “CFTC”). These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Short Sales Risk. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its Custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund to execute its investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Fund’s ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

Industry Risk. The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Leverage Risk. The Fund may use financial leverage for investment purposes. A leveraged capital structure would create special risks not associated with unleveraged funds that have a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for any preferred shares or debt outstanding. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the

Fund. To the extent the Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, to the extent the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code. For more information regarding the risks of a leverage capital structure to holders of the Fund’s common shares, see “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

Market Discount Risk. The Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share or the liquidation value of any Fund preferred shares issued. Since the market price of any additional securities the Fund may issue will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of such securities in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price or at, below or above their liquidation value, as applicable. For example, common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their securities of the Fund soon after the completion of a public offering for such securities. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Fund’s securities are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Limited Operating History. The Fund is a diversified, closed-end management investment company with a limited operating history. The Fund’s historical financial statements and other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance are for limited periods only. An investment in the Fund is therefore subject to all of the risks and uncertainties associated with a newer business, including the risk that the Fund will not achieve its investment objective and that the value of any potential investment in the Fund’s securities could decline substantially as a consequence.

Long Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, the ongoing epidemic of the Ebola virus disease in West Africa, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the recent Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the EMU, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Government Intervention in Financial Markets Risk. The U.S. government and certain foreign governments and their regulatory agencies or self-regulatory organizations have in the past taken, and may in the future take, legislative and regulatory actions that may affect the Fund, its securities and/or the Fund’s investments. Such legislation or regulation may change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives (see “Investment Objective and Policies—Additional Risks Relating to Derivative Investments—Dodd-Frank Act Risk” in the SAI), the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Investment Adviser and the Fund. The Investment Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Investment Adviser and the Fund may be affected by governmental action in ways that are unforeseeable.

Additionally, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

Tax Risk. We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income or long term capital gains or what the tax rates on various types of income will be in future years. See “Taxation.”

Status as a Regulated Investment Company. The Fund has elected to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. For a more complete discussion of these and other U.S. federal income tax considerations, see “Taxation” below.

Anti-Takeover Provisions. The Agreement and Declaration of Trust and By-Laws of the Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Special Risks to Holders of Common Shares

Dilution Risk. If the Fund determines to conduct a rights offering to subscribe for common shares, holders of common shares may experience dilution or accretion of the aggregate net asset value of their common shares. Such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s net asset value per common share is above or below the subscription price on the expiration date of the rights offering.

Leverage Risk. The Fund may use financial leverage for investment purposes. A leveraged capital structure would create special risks not associated with unleveraged funds that have a similar investment objective and policies. Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In such a case, the Fund might be in danger of failing to maintain the required asset coverage of its borrowings or preferred shares or of losing its ratings on its borrowings or preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the interest or dividend requirements on its borrowings or preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

•	Preferred Share and Note Risk. The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares or the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares or the interest rate on the notes plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes. If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders or interest payments to note holders would come from the common shareholders’ capital. Such distributions and interest payments reduce the net assets attributable to common shareholders. The Prospectus Supplement relating to any sale of preferred shares will set forth dividend rate on such preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including the advisory fees on the incremental assets attributable to the preferred shares or notes.

Holders of preferred shares and notes may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. In the event the Fund fails to maintain an asset coverage of 100% for any notes outstanding for certain periods of time, the 1940 Act requires that either an event of default be declared or that the holders of such notes have the right to elect a majority of the Fund’s Trustees until asset coverage recovers to 110%. In addition, holders of preferred shares, voting separately as a single class, have the right (subject to the rights of noteholders) to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. See “Description of the Securities—Preferred Shares—Asset Maintenance Requirements” and “Description of the Securities—Notes—Limitations.”

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes. While the Fund intends to redeem its preferred shares or notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a RIC under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

•	Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred shares or notes is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares or notes, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.

•

Impact on Common Shares. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects leverage representing 19% of the Fund’s total net assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 5.75%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.04% of the Fund’s net assets attributable to common shares.

Assumed Return on Portfolio (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Shareholder	(13.94)%	(7.77)%	(1.59)%	4.58%	10.75%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Market Discount Risk. As described above in “—General Risks—Market Discount Risk,” common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of a public offering. The common shares of the Fund are designed primarily for long-term investors and investors in the shares should not view the Fund as a vehicle for trading purposes.

Special Risks to Holders of Preferred Shares

Illiquidity Prior to Exchange Listing. Prior to an offering, there will be no public market for any series of Fixed Rate Preferred Shares. In the event any series of Fixed Rate Preferred Shares are issued, we expect to apply to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates, perceived credit quality and other factors.

Special Risks to Holders of Notes

An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Special Risks of Notes to Holders of Preferred Shares

As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue notes. In the event the Fund were to issue such securities, the Fund’s obligations to pay dividends or make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and interest payments due and owing with respect to its outstanding notes. Accordingly, the Fund’s issuance of notes would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Special Risks to Holders of Notes and Preferred Shares

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices.

Credit Quality Ratings. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry.

These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the notes or preferred shares, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred shares or notes, we may alter our portfolio or redeem all or a portion of the preferred shares or notes that are then redeemable under certain circumstances.

Special Risk to Holders of Subscription Rights

There is a risk that changes in market conditions may result in the underlying common or preferred shares purchaseable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class subject to class approval rights of any preferred shares). See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund. The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions to manage its borrowing costs, as well as to increase income. The use of such swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its borrowings (or the Fund’s potential variable payment obligations on Fixed Rate Preferred Shares that may have certain variable rate features). In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on any outstanding borrowings or preferred shares or fails to comply with other covenants, the Fund may be required to prepay some or all of such borrowings or redeem some or all of such shares. Any such prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund may enter into equity contract for difference swap transactions, for the purpose of increasing the income of the Fund. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate or earmark cash or liquid assets having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

MANAGEMENT OF THE FUND

General

The Fund’s Board (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser, under the supervision of the Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates. As compensation for its services rendered and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee at an annual rate of 1.00% of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, with no deduction for liquidation preference of any preferred shares, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.

The Investment Adviser

Gabelli Funds, LLC serves as the Fund’s Investment Adviser pursuant to the Investment Advisory Agreement with the Fund. The Investment Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $22.0 billion as of December 31, 2015. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL), a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL”. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and for the GAMCO Mathers Fund, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $16.8 billion as of December 31, 2015; Teton Advisors, Inc., an affiliate of the Investment Adviser with assets under management of approximately $1.5 billion as of December 31, 2015, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc., previously, a subsidiary of GBL and currently, a majority-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $939 million as of December 31, 2015; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $38 million as of December 31, 2015. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Teton Advisors, Inc. as of December 31, 2015. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund who are employed by the Fund and are not employed by the Investment Adviser although such officers may receive incentive based variable compensation from affiliates of the Investment Adviser), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, underwriting compensation and reimbursements in connection with sales of the Fund’s securities, expenses for legal and the Fund’s independent registered public accounting firm’s services, stock exchange listing fees and expenses, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s Custodian, any sub-custodian and any transfer agent and distribution disbursing agent, expenses in connection with the Automatic Dividend Reinvestment Plan and the Voluntary Cash Purchase Plan, SEC fees and preparation of filings with the SEC, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, compensation and other expenses of officers and employees of the Fund (including, but not limited to, the Chief Compliance Officer, Vice President and Ombudsman) as approved by the Fund’s Trustees, fidelity bond coverage for the Fund’s officers and employees, Trustees’ and officers’ errors and omissions insurance coverage, interest, brokerage costs, taxes, expenses of qualifying the Fund’s shares for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to G.research, LLC (“G.research”), an affiliate of the Investment Adviser, or to other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than G.research that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Managers

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GBL and Associated Capital, Chief Investment Officer — Value Portfolios for GBL, the Investment Adviser, and GAMCO, Chief Executive Officer and Chief Investment Officer of GGCP, and a director or officer of other companies affiliated with GBL. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the “Gabelli/GAMCO Fund Complex” (or alternatively, “Fund Complex”) defined herein as including all of the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. Mr. Gabelli is a summa cum laude graduate of Fordham University, and received an M.B.A. degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined GBL in 2005 and is currently, a Managing Director and Co-Chief Investment Officer for GBL’s Value team. In addition to the Fund, he is a portfolio manager on GAMCO’s institutional and high net worth separate accounts team and for several other funds in the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an M.B.A. in Finance and Economics from the Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst and has focused on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined GBL in 2003 and is currently, a Managing Director and Co-Chief Investment Officer for GBL’s Value team. In addition to the Fund, he is a portfolio manager on GAMCO’s institutional and high net worth separate accounts team and for several other funds in the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a Bachelor’s degree in Political Economy from Williams College and holds an M.B.A. with honors from Columbia Business School.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $12 billion of the aggregate average net assets of each Fund and all other funds advised by the Investment Adviser and Teton Advisors, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $12 billion but less than $15 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, G.research, LLC, an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the OTC markets on an agency basis and may be paid commissions. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net realized capital gains to shareholders at year end. The Fund’s distribution policy may be modified from time to time by the Board as it deems appropriate, including in light of market and economic conditions and the Fund’s current, expected and historical earnings and investment performance. Common shareholders are expected to be notified of any such modifications by press release or in the Fund’s periodic shareholder reports. As a RIC under the Code, the Fund will not be subject to U.S. federal income tax on any taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders.

The Fund’s annualized distributions may contain a return of capital and should not be considered as the dividend yield or total return of an investment in its common or preferred shares. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. To minimize the U.S. federal income tax that the Fund must pay at the corporate level, the Fund intends to distribute substantially all of its investment company taxable income and previously undistributed cumulative net capital gain.

The Fund may retain for reinvestment, and pay the resulting U.S. federal income taxes on its net capital gain, if any, although, as previously mentioned, the Fund intends to distribute substantially all of its previously undistributed cumulative net capital gain each year. In the event that the Fund’s investment company taxable income and net capital gain exceeds the total of the Fund’s annual distributions on any shares issued by the Fund, the Fund intends to pay such excess once a year. If, for any calendar year, the total annual distributions on any shares issued by the Fund exceed investment company taxable income and cumulative net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her shares. Any distributions to the holders of shares which constitute tax-free return of capital will reduce a shareholder’s tax basis in such shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of the basis in the shares will generally be taxable to the shareholder as capital gain. See “Taxation.”

To the extent the Fund makes distributions consisting of returns of capital, such distributions will further decrease the Fund’s total assets and, therefore have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, a Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The Fund’s current policy is to make annual distributions to holders of its common shares. The exemption also permits the Fund to make such distributions with respect to any preferred shares in accordance with such shares’ terms.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare, which is agent under the Automatic Dividend Reinvestment Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Automatic Dividend Reinvestment Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Where distributions consist of a return of capital, reinvestment in shares of the Fund will constitute a reinvestment of the shareholder’s capital and not a reinvestment of the Fund profits received by the shareholder. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Automatic Dividend Reinvestment Plan will be paid by check mailed directly to the record holder by Computershare as dividend disbursing agent.

Enrollment in the Automatic Dividend Reinvestment Plan

It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Automatic Dividend Reinvestment Plan. The Automatic Dividend Reinvestment Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Automatic Dividend Reinvestment Plan in additional shares of the Fund. Participants in the Automatic Dividend Reinvestment Plan may send their stock certificates to Computershare to be held in their dividend reinvestment account.

With respect to the Fund, registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Global Small and Mid Cap Value Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Automatic Dividend Reinvestment Plan, or requesting a copy of the terms of the Automatic Dividend Reinvestment Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Automatic Dividend Reinvestment Plan, your account will be credited with a cash dividend. In order to participate in the Automatic Dividend Reinvestment Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Automatic Dividend Reinvestment Plan. Shareholders holding shares in “street name” at participating institutions will have distributions automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Automatic Dividend Reinvestment Plan in lieu of cash dividends is determined in the following manner. Under the Automatic Dividend Reinvestment Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy the common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that the Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Automatic Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 30170, College Station, TX 77842-3170 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Payments not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Automatic Dividend Reinvestment or Voluntary Cash Purchase Plan, as applicable, at least 90 days before the record date for such dividend or distribution. The Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans also may be amended or terminated by Computershare on at least 90 days’ written notice to participants in the Automatic Dividend Reinvestment or Voluntary Cash Purchase Plan, as applicable.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the common and preferred shares, notes, and subscription rights. This description does not purport to be complete and is qualified by reference to the Fund’s Agreement and Declaration of Trust and its By-Laws. For complete terms of the common and preferred shares, please refer to the actual terms of such series, which are set forth in the Governing Documents. For complete terms of the notes, please refer to the actual terms of such notes, which will be set forth in an Indenture relating to such notes (the “Indenture.”) For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights (the “Subscription Rights Agreement”).

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of August 19, 2013. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of the applicable offering, will be fully paid and non-assessable. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semiannual reports, including financial statements, to all holders of its shares. In the event of liquidation, each of the Fund’s common shares is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the Fund’s common shares as described below.

Any additional offerings of shares will require approval by the Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s common shareholders.

The Fund’s outstanding common shares have been listed and traded on the NYSE under the symbol “GGZ” since July 3, 2014. The Fund’s common shares have historically traded at a discount to the Fund’s net asset value. Since the Fund commended trading on the NYSE, the Fund’s common shares have traded at a discount to net asset value as high as 18.1% and as low as 10.2%. The average weekly trading volume of the common shares on the NYSE during the period from June 23, 2014, when the Fund began investment operations, through December 31, 2015 was 33,347 shares.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund’s common shareholders vote as a single class to elect the Board and on additional matters with respect to which the 1940 Act, the Governing Documents or resolutions adopted by the Trustees provide for a vote of the Fund’s common shareholders. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

The Fund is a closed-end, diversified, management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable, subject to maintaining required asset coverage for each series of outstanding preferred shares. The Board has authorized such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 7.5% or more (or such other percentage as the Board of the Fund may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio. In total through December 31, 2015, the Fund has repurchased and retired 154,413 common shares in the open market at an average price of $10.25 per share and at an average discount of approximately 14% from the Fund’s net asset value.

Book-Entry. The common shares will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.

Preferred Shares

The Agreement and Declaration of Trust provides that the Board may authorize and issue senior securities with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any senior securities that might be issued.

Currently an unlimited number of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by the Board and would materially limit and/or qualify the rights of holders of the Fund’s common shares.

If the Fund issues preferred shares, it will pay dividends to the holders of the preferred shares at a fixed rate, as described in a Prospectus Supplement accompanying each preferred share offering.

Redemption, Purchase and Sale of Preferred Shares By the Fund. The terms of any preferred shares are expected to provide that (i) they are redeemable by the Fund at any time (either after the date of initial issuance, or after some period of time following initial issuance) in whole or in part at the original purchase price per share plus accumulated dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of preferred shares by the Fund will increase that leverage.

Asset Maintenance Requirements. The Fund must satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, debt or additional preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

The Fund will be required under the Statement of Preferences of each series of preferred shares to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares sufficient to satisfy such asset coverage. See “Redemption Procedures” below.

Distributions. Holders of any Fixed Rate Preferred Shares will be entitled to receive, out of funds legally available therefore, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

Restrictions on Dividends and Other Distributions for the Preferred Shares. So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

•	the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “Preferred Shares—Asset Maintenance Requirements.”

No complete distribution due for a particular dividend period will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefore for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with the Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•	the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before a specified period of time, following such failure; or

•	the Fund fails to maintain the asset coverage requirements as calculated in accordance with any applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before a specified period of time after such valuation date.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the Statement of Preferences of each existing series of preferred shares or the Prospectus Supplement accompanying the issuance of any series of preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus any applicable redemption premium determined by the Board and included in the Statement of Preferences.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage) or some other amount specified in the Statement of Preferences. In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage) or some other amount specified in the Statement of Preferences.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Governing Documents, the 1940 Act, and applicable law, will select the one or more series of preferred from which shares will be redeemed and the amount of preferred to be redeemed from each such series. If fewer than all shares of a series of preferred are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of Fixed Rate Preferred Shares. Fixed Rate Preferred Shares are not subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus or Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a RIC under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date plus any premium specified in or pursuant to the Statement of Preferences. Such redemptions are subject to the notice requirements set forth under “Preferred Shares—Redemption Procedures” and the limitations of the Governing Documents, the 1940 Act and applicable law.

Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of Fixed Rate Preferred Shares selected for redemption not less than 30 days (subject to NYSE requirements) nor more than 60 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of preferred shares will not have the right to redeem any of their shares at their option except to the extent specified in the Statement of Preferences.

Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. Except as otherwise stated in this Prospectus, specified in the Governing Documents or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class.

In connection with the election of the Fund’s Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding preferred shares are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or the applicable Statement of Preferences creating such shares, then the number of Trustees constituting the Board automatically will be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so increased by such smallest number. Such additional Trustees will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than twenty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional Trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Trustees elected by the holders of the preferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate automatically.

The 1940 Act requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares (as defined in the 1940 Act), voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s classification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. Additionally, the affirmative vote of the holders of a majority of the outstanding preferred shares (as defined in the 1940 Act), voting as a separate class, will be required to amend, alter or repeal any of the provisions of the Statement of Preferences so as to in the aggregate adversely affect the rights and preferences set forth in the Statement of Preferences. The class votes of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

With respect to any preferred shares rated by a rating agency, additional or different voting provisions may apply and such additional or different voting provisions will be set forth in the Statement of Preferences for such preferred shares and described in the applicable Prospectus Supplement. The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s and/or S&P (or such other rating agency then rating the preferred shares at the request of the Fund), as the case may be, or is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then current rating of the preferred shares.

The foregoing voting provisions will not apply to any series of preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares. So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of each series of preferred shares outstanding, and subject to compliance with the Fund’s investment objective, policies and restrictions, the Fund may issue and sell shares of one or more other series of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

The Fund will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Governing Documents and applicable law, and in the best interest of existing common shareholders.

Book Entry. Preferred shares may be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of any preferred shares issued for all purposes in this circumstance. In accordance with the procedures of DTC, however, purchasers of preferred shares whose preferred shares are held in the name of Cede & Co. as nominee for the DTC will be deemed the beneficial owners of stock purchased for purposes of distributions, voting and liquidation rights.

Notes

General. Under applicable state law and our Agreement and Declaration of Trust, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation any notes, will rank senior to the preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of our assets.

A Prospectus Supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a Prospectus Supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	whether the interest rate for the securities will be determined by auction or remarketing;

•	the maturity dates on which the principal of the securities will be payable;

•	the frequency with which auctions or remarketings, if any, will be held;

•	any changes to or additional events of default or covenants;

•	any minimum period prior to which the securities may not be called;

•	any optional or mandatory call or redemption provisions;

•	the credit rating of the notes;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance of the notes; and

•	any other terms of the securities.

Interest. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage for this purpose means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Additionally, the 1940 Act requires that provision be made to prohibit the declaration of any dividend or distribution (other than a dividend or distribution paid in Fund common or preferred shares or in options, warrants or rights to subscribe for or purchase Fund common or preferred shares) in respect of any class of Fund common or preferred shares, or call for redemption, redeem, purchase or otherwise acquire for consideration any such fund common or preferred shares, unless, in every such case, the Fund’s notes have, at the time of the declaration of any such dividend or distribution or at the time of any such acquisition an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or acquisition price, as the case may be, except that dividends may be declared upon any Fund preferred shares if the Fund’s notes have an asset coverage of at least 200% at the time of declaration thereof after deducting the amount of such dividend. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in our being subject to similar covenants in credit agreements. Moreover, the Indenture related to the notes could contain provisions more restrictive than those required by the 1940 Act, and any such provisions would be described in the related Prospectus Supplement.

Events of Default and Acceleration of Maturity of Notes. Unless stated otherwise in the related Prospectus Supplement, any one of the following events will constitute an “event of default” for that series under the Indenture relating to the notes:

•	default in the payment of any interest upon a series of notes when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of notes at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the notes have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to us. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding notes of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Investment Adviser, the Custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights. The notes have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with the notes or certain other borrowings (if any), the 1940 Act does in certain circumstances grant to the note holders or lenders certain voting rights. The 1940 Act requires that provision is made either (i) that, if on the last business day of each of twelve consecutive calendar months such notes shall have an asset coverage of less than 100%, the holders of such notes voting as a class shall be entitled to elect at least a majority of the members of the Fund’s Trustees, such voting right to continue until such notes shall have an asset coverage of 110% or more on the last business day of each of three consecutive calendar months, or (ii) that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. It is expected that, unless otherwise stated in the related Prospectus Supplement, provision will be made that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in our being subject to similar covenants in credit agreements. As reflected above, the Indenture relating to the notes may also grant to the note holders voting rights relating to the acceleration of maturity upon the occurrence and continuance of an event of default, and any such rights would be described in the related Prospectus Supplement.

Market. Our notes are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such notes, along with the other terms of the notes, will be described in a Prospectus Supplement. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form. Unless otherwise stated in the related Prospectus Supplement, the notes will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent. Information regarding the trustee under the Indenture, which may also act as transfer agent, registrar, paying agent and redemption agent with respect to our notes, will be set forth in the Prospectus Supplement.

Subscription Rights

General. We may issue subscription rights to holders of our common and/or preferred shares to purchase common and/or preferred shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common and/or preferred shares, we would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common or preferred shareholders, as applicable, as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

•	the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share;

•	the number of rights required to purchase a single preferred share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement we would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Outstanding Securities

The following information regarding the Fund’s authorized shares is as of December 31, 2015.

Amount
Outstanding
		Amount Held	Exclusive of
	Amount	by Fund or	Amount Held
Title of Class	Authorized	for its Account	by Fund
Common Shares	Unlimited	—	8,123,035

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s Trustees expires each year, one class of the Fund’s Trustees will serve an initial one-year term and three-year terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of Trustees will expire. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing Trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees. See “Management of the Fund—Trustees and Officers” in the SAI. A Trustee of a Fund may be removed with cause by a majority of the remaining Trustees and, without cause, by two-thirds of the remaining Trustees or by two-thirds of the votes entitled to be cast for the election of such Trustee. Under the Fund’s By-Laws, advance notice to the Fund of any shareholder proposal is required, potential nominees to the Board must satisfy a series of requirements relating to, among other things, potential conflicts of interest or relationships and fitness to be a Trustee of a closed-end fund in order to be nominated or elected as a Trustee and any shareholder proposing the nomination or election of a person as a Trustee must supply significant amounts of information designed to enable verification of whether such person satisfies such qualifications. Additionally, the Agreement and Declaration of Trust requires any shareholder action by written consent to be unanimous. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to mergers into or a sale of all or substantially all of the Fund’s assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

•	merger or consolidation of the Fund with or into any other entity;

•	issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

•	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

•	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

•	the purchase of the Fund’s common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders;

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board approves the transaction. In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The Trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees). Reference is made to the Governing Documents of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of the provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. For the full text of these provisions see “Additional Information.”

The Governing Documents are on file with the SEC. For access to the full text of these provisions, see “Additional Information.”

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their common shares for trading on a stock exchange and do not redeem their common shares at the request of the shareholder. This means that if you wish to sell your common shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the shareholder wishes to sell shares of the fund, the open-end fund will redeem or buy back the shares at net asset value. Also, open-end funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Common shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the common shares trading at a price equal or close to net asset value per share. The Board might also consider converting the Fund to an open-end fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has authorized, but does not require, such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 7.5% or more (or such other percentage as the Board of the Fund may determine from time to time). This authorization is a standing authorization that may be executed in the discretion of the Fund’s officers. The Fund’s officers are authorized to use the Fund’s general corporate funds to repurchase common shares. While the Fund may incur debt to finance common share repurchases, such debt financing would require further approval of the Board. The Fund has repurchased its common shares under this authorization. See “Description of the Securities—Common Shares.” Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund. The Fund has not and will not, unless otherwise set forth in a Prospectus Supplement and accomplished in accordance with applicable law and positions of the SEC’s staff, repurchase common shares (i) immediately after the completion of an offering of common shares (i.e., within sixty days of an overallotment option period) or (ii) at a price that is tied to the initial offering price. See “Plan of Distribution.” When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings to its common shareholders or its preferred shareholders of subscription rights to purchase common and/or preferred shares. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This summary does not discuss the consequences of an investment in the Fund’s notes or subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

This discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning large positions in the Fund), nor does this discussion address any state, local or foreign tax concerns.

The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified as, and intends to continue to qualify annually as, a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other

RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its shareholders.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long term capital gain over its net short term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be qualified income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders.

If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

The Fund expects to take the position that under present law any preferred shares that it issues will constitute equity rather than debt of the Fund for U.S. federal income tax purposes. It is possible, however, that the Internal Revenue Service (the “IRS”) could take a contrary position asserting, for example, that such preferred shares constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If that position were upheld, distributions on the Fund’s preferred shares would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The following discussion assumes that any preferred shares issued by the Fund will be treated as equity.

Distributions paid to you by the Fund from its investment company taxable income, which includes dividends, interest, the excess of net short term capital gains over net long term capital losses, and other taxable income other than net capital gain (as defined below) (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.

Distributions made to you from net capital gain (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned your Fund shares. Long term capital gain of individuals is generally subject to reduced U.S. federal income tax rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated ascapital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, and then to the Fund’s common shares.

The IRS currently requires a RIC that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income (e.g., ordinary income, capital gain dividends, qualified dividend income) for each tax year based upon the percentage of total dividends distributed to each class for such year.

Generally, after the close of its taxable year, the Fund will provide you with a written notice reporting the amount of any qualified dividend income or capital gain dividends and other distributions.

The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gain dividends) by you with respect to such Fund shares. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by a shareholder at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

CUSTODIAN, TRANSFER AGENT

AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust (the “Custodian”), located at One Heritage Drive, Palmer 2N, North Quincy, Massachusetts 02171, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare, located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and Voluntary Cash Purchase Plan and as transfer agent and registrar with respect to the common shares of the Fund.

Computershare also would be expected to serve as the Fund’s transfer agent, registrar, dividend disbursing agent and redemption agent with respect to any preferred shares issued.

PLAN OF DISTRIBUTION

We may sell securities through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “Securities Act”) for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our securities, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

To facilitate an offering of securities in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the securities for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the shares for the purpose of pegging, fixing, or maintaining the price of the securities.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the securities subject to the offering by bidding for, and purchasing, the securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Any fixed rate preferred shares sold pursuant to a Prospectus Supplement will likely be listed on the NYSE.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 in connection with the offering of the Fund’s securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the Exchange Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s common shares are listed on the NYSE. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of [●], 2016, has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

Appendix A

CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR’S RATINGS SERVICES

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-1

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-2

The Gabelli Global Small and Mid Cap Value Trust

Common Shares

Preferred Shares

Notes

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Subscription Rights to Purchase Common and Preferred Shares

PROSPECTUS

            , 2016

PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497
(To Prospectus dated , 2016)	Registration Statement No. 333-207415
Shares

The Gabelli Global Small and Mid Cap Value Trust

Common Shares of Beneficial Interest

We are offering for sale                  shares of our common shares. Our common shares are traded on the New York Stock Exchange (the “NYSE”) under the symbol “GGZ.” The last reported sale price for our common shares on             ,          was $                 per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our common shares.

	Per Share	Total (1)
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

[The underwriters may also purchase up to an additional                  common shares from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 45 days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $                 and the total underwriting discounts and commissions would be $                . The common shares will be ready for delivery on or about             ,         .]

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

                    ,

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Global Small and Mid Cap Value Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including preferred share offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[	]%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[	]%
Dividend Reinvestment Plan Fees	None	(1)

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Management Fees		%(2)
Interest on Borrowed Funds	None
Other Expenses		%(3)
Total Annual Fund Operating Expenses		%
Dividends on Preferred Shares		%

Total Annual Expenses and Dividends on Preferred Shares		%(2)

(1)	Shareholders participating in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans would pay $0.75 plus their pro rata share of brokerage commissions per transactions to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”
(2)	The investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, with no deduction for liquidation preference of any preferred shares, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.
(3)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

Example

The following example illustrates the expenses you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	[ ]	[ ]	[ ]	[ ]

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $                 based on the public offering price of $                 per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Corresponding Net Asset Value (“NAV”) Per Share		Corresponding Premium or Discount as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2014(1)	$10.81	$10.22	$12.03	$11.71	(10.1%)	(12.7%)
December 31, 2014	10.54	9.91	11.93	11.44	(11.7)	(13.4)
March 31, 2015	10.73	10.11	12.19	11.62	(12.0)	(13.0)
June 30, 2015	10.92	10.63	12.60	12.36	(13.3)	(14.0)
September 30, 2015	10.72	9.76	12.42	11.64	(13.7)	(16.2)
December 31, 2015	10.73	9.90	12.32	11.71	(12.9)	(15.5)

(1)	Represents the period beginning July 3, 2014, the Fund’s first day of trading on the NYSE, through the end of the period ended September 30, 2014.

The last reported price for our common shares on             , 2016 was $                 per share. As of             , 2016, the net asset value per share of the Fund’s common shares was $                 ..

PLAN OF DISTRIBUTION

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the common shares.

The Gabelli Global Small and Mid Cap Value Trust

Common Shares

PROSPECTUS SUPPLEMENT

            , 2016

Filed Pursuant to Rule 497

Registration Statement No. 333-207415

PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 2016)

                 Shares

[GRAPHIC OMITTED]

Series                  Preferred Shares

We are offering for sale                  shares of our Series                  Preferred Shares, par value $0.001 per share. Our common shares are traded on the NYSE under the symbol “GGZ.” The last reported sale price for our common shares on             ,          was $                 per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our preferred shares.

	Per Share	Total
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to the Fund(1)	$	$

(1)	The aggregate expenses of the offering (excluding underwriting discount) are estimated to be $ .

The Underwriters are expected to deliver the Series                  Preferred in book-entry form through the Depository Trust Company on or about                     .

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively.

            ,

Prospectus Supplement

TERMS OF THE SERIES                  PREFERRED SHARES

Dividend Rate	The dividend rate [for the initial dividend period](1) will be %.

Dividend Payment Rate	[Dividends will be paid when, as and if declared on , , and , commencing . The payment date for the initial dividend period will be .(1)]

Liquidation Preference	$ per share

[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .]

[Stock Exchange Listing]

(1)	Applicable only if the preferred shares being offered will have different rates over time.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $                , based on the public offering price of $                 per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us. Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund’s preferred shares and notes, in aggregate, are expected to have an initial asset coverage on the date of issuance of approximately     %.

SPECIAL CHARACTERISTICS AND RISKS OF THE SERIES                  PREFERRED

Reinvestment Risk. The Fund may at any time redeem shares of Series                  Preferred Shares to the extent necessary to meet regulatory asset coverage requirements. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the Series Preferred Shares, the Fund may be obligated under the terms of the Series                  Preferred Shares to redeem shares of the Series                  Preferred Shares. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a better rate than that of the Series                  Preferred Shares.

Distribution Risk. The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Series                  Preferred Shares.

Redemption Risk. The Series                  Preferred Shares is not an obligation of the Fund. The Series Preferred Shares is junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the Series                  Preferred Shares for the full redemption price.

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the preferred shares.

The Gabelli Global Small and Mid Cap Value Trust

Preferred Shares

PROSPECTUS SUPPLEMENT

            , 2016

Filed Pursuant to Rule 497

Registration Statement No. 333-207415

PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 2016)

[GRAPHIC OMITTED]

Notes [Specify Title]

We are offering for sale                  promissory notes. Our common shares are traded on the NYSE under the symbol “GGZ.” The last reported sale price for our common shares on             ,          was $         per share. You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our notes.

	Per Note	Total (1)
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per note.

The notes will be ready for delivery on or about             ,         .

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our notes and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

            ,

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Global Small and Mid Cap Value Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

TERMS OF THE NOTES

Principal Amount	The principal amount of the notes is $ in the aggregate.

Maturity	The principal amount of the notes will become due and payable on , .

Interest Rate	The interest rate will be %.

Frequency of payment	Interest will be paid commencing .

Prepayment Protections

[Stock Exchange Listing]

Rating	It is a condition of issuance that the notes be rated by .

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $        , based on the public offering price of $         per note and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us. Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund’s notes are expected to have an initial asset coverage on the date of issuance of approximately     %.

SPECIAL CHARACTERISTICS AND RISKS OF THE NOTES

Liquidity Risk. An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Reinvestment Risk. The Fund may at any time redeem notes to the extent necessary to meet regulatory asset coverage requirements. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the notes, the Fund may be obligated under the terms of the notes to redeem the notes. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a better rate than that of the notes.

Distribution Risk. The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make interest payments on the notes.

Redemption Risk. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the notes for the full redemption price.

TERMS OF THE NOTES

[To be provided.]

TAXATION

Please refer to the “Taxation” sections in the Fund Prospectus and Fund Statement of Additional Information for a description of the consequences of investing in the notes of the Fund.

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the notes.

The Gabelli Global Small and Mid Cap Value Trust

Notes

PROSPECTUS SUPPLEMENT

            , 2016

Filed Pursuant to Rule 497

Registration Statement No. 333-207415

PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 2016)

[GRAPHIC OMITTED]

                     Rights for                  Shares

Subscription Rights to Purchase Common Shares

We are issuing subscription rights to our [common] [preferred] shareholders to purchase our common shares. Our common shares are traded on the NYSE under the symbol “GGZ.” The last reported sale price for our common shares on             ,          was $                 per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our common shares.

	Per Share	Total (1)
Subscription price of Common Shares	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.

The common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 2016. If the offer is extended, the common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 2016.

The date of this Prospectus Supplement is             , 2016

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Global Small and Mid Cap Value Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for Primary Subscription	$[ ]

Title	Subscription Rights to Purchase Common Shares

Subscription Price	Rights may be exercised at a price of $ per common share (the “Subscription Price”). See “Terms of the Offer.”

Record Date	Rights will be issued to holders of record of the Fund’s [Common] [Preferred] Shares on , 2016 (the “Record Date”). See “Terms of the Offer.”

Number of Rights Issued	Right will be issued in respect of each share of [Common] [Preferred] Stock of the Fund outstanding on the Record Date. See “Terms of the Offer.”

Number of Rights Required to Purchase One Common Share	A holder of Rights may purchase common shares of the Fund for every Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by . See “Terms of the Offer.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on , 2016 (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds

The Fund estimates the net proceeds of the Offer to be approximately $[                ]. This figure is based on the Subscription Price per share of $                 and assumes all new common shares offered are sold and that the expenses related to the Offer estimated at approximately $[                ] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy. See “Use of Proceeds.”

ERISA	See “Employee Plan Considerations.”

Rights Agent	[To be provided.]

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[	]%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[	]%
Dividend Reinvestment Plan Fees	None	(1)

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Management Fees		%(2)
Interest on Borrowed Funds	None
Other Expenses		%(3)
Total Annual Fund Operating Expenses		%
Dividends on Preferred Shares		%

Total Annual Expenses and Dividends on Preferred Shares		%(2)

(1)	Shareholders participating in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans would pay $0.75 plus their pro rata share of brokerage commissions per transactions to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”
(2)	The investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, with no deduction for liquidation preference of any preferred shares, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.
(3)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

Example

The following example illustrates the expenses (including the maximum estimated sales load of $[        ] and estimated offering expenses of $[        ] from the issuance of $[        ] million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	[ ]	[ ]	[ ]	[ ]

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $[        ], based on the Subscription Price per share of $[        ], assuming all new shares of Common Shares offered are sold and that the expenses related to the Offer estimated at approximately $[        ] are paid and after deduction of the underwriting discounts and commissions. Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Corresponding Net Asset Value (“NAV”) Per Share		Corresponding Premium or Discount as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2014(1)	$10.81	$10.22	$12.03	$11.71	(10.1%)	(12.7%)
December 31, 2014	10.54	9.91	11.93	11.44	(11.7)	(13.4)
March 31, 2015	10.73	10.11	12.19	11.62	(12.0)	(13.0)
June 30, 2015	10.92	10.63	12.60	12.36	(13.3)	(14.0)
September 30, 2015	10.72	9.76	12.42	11.64	(13.7)	(16.2)
December 31, 2015	10.73	9.90	12.32	11.71	(12.9)	(15.5)

(1)	Represents the period beginning July 3, 2014, the Fund’s first day of trading on the NYSE, through the end of the period ended September 30, 2014.

The last reported price for our common shares on             , 2016 was $                 per share. As of             , 2016, the net asset value per share of the Fund’s common shares was $                 ..

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

[To be provided.]

TAXATION

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with this rights offering.

The Gabelli Global Small and Mid Cap Value Trust

                 Common Shares

Issuable Upon Exercise of Rights to

Subscribe to Such Common Shares

PROSPECTUS SUPPLEMENT

                    , 2016

Filed Pursuant to Rule 497

Registration Statement No. 333-207415

PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 2016)

[GRAPHIC OMITTED]

                 Rights for                  Shares

Subscription Rights to Purchase     % Series [                ] [                ] Preferred Shares

We are issuing subscription rights to our [common] [preferred] shareholders to purchase our     % Series [                ] [                ] Preferred Shares. Our common shares are traded on the NYSE under the symbol “GGZ.” The last reported sale price for our common shares on             ,          was $                 per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our preferred shares.

	Per Share	Total (1)
Subscription price of Preferred Shares	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

            ,

The preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 2016. If the offer is extended, the preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 2016.

The date of this Prospectus Supplement is             , 2016

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Global Small and Mid Cap Value Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for Primary Subscription	$[ ]

Title	Subscription Rights to Purchase Series [ ] Preferred Shares

Exercise Price	Rights may be exercised at a price of $ per preferred share (the “Subscription Price”). See “Terms of the Offer.”

Record Date	Rights will be issued to holders of record of the Fund’s [common] [preferred] shares on , 2016 (the “Record Date”). See “Terms of the Offer.”

Number of Rights Issued	Right[s] will be issued in respect of each share of [common] [preferred] shares of the Fund outstanding on the Record Date. See “Terms of the Offer.”

Number of Rights Required to Purchase One Preferred Share	A holder of Rights may purchase preferred share of the Fund for every Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by . See “Terms of the Offer.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Exercise Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on , 2016 (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds

The Fund estimates the net proceeds of the Offer to be approximately $[            ]. This figure is based on the Exercise Price per share of $             and assumes all new shares of Series [                ] Preferred Shares offered are sold and that the expenses related to the Offer estimated at approximately $[            ] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy. See “Use of Proceeds.”

ERISA	See “Employee Plan Considerations.”

Rights Agent	[To be provided.]

TERMS OF THE SERIES                  PREFERRED SHARES

Dividend Rate	The dividend rate [for the initial dividend period][1] will be %.

Dividend Payment Rate	[Dividends will be paid when, as and if declared on , , , and , commencing .][2] The payment date for the initial dividend period will be .][1]

[Regular Dividend Period	Regular dividend periods will be days.][1]

Liquidation Preference	$ per share

[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .][2]

[Stock Exchange Listing][2]

1	Applicable only if the preferred shares being offered are auction rate shares.
2	Applicable only if the preferred shares being offered are fixed rate shares.

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $[                ], based on the Subscription Price per share of $[                ], assuming all new shares of Series [                ] Preferred Shares offered are sold and that the expenses related to the Offer estimated at approximately $[            ] are paid and after deduction of the underwriting discounts and commissions. Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund’s preferred shares and notes, in aggregate, are expected to have an initial asset coverage on the date of issuance of approximately [    ]%.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

[To be provided.]

TAXATION

Please refer to the “Taxation” sections in the Fund Prospectus and Fund Statement of Additional Information for a description of the consequences of the distribution of subscription rights.

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, in connection with this rights offering.

The Gabelli Global Small and Mid Cap Value Trust

Subscription Rights to Purchase Preferred Shares

PROSPECTUS SUPPLEMENT

            , 2016

Filed Pursuant to Rule 497(e)

Registration Statement No. 333-207415

PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 2016)

[GRAPHIC OMITTED]

                     Rights

Subscription Rights to Purchase Common Shares and Preferred Shares

The Gabelli Global Small and Mid Cap Value Trust (the “Fund,” “we,” “us” or “our”) is issuing subscription rights (the “Rights”) to our common shareholders to purchase additional common shares and newly issued preferred shares.

Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GGZ.” On [            ], 2016, the last reported NYSE sale price of the common shares prior to the common shares trading ex-Rights was $[                ]. The last reported net asset value of the common shares at the close of business on [            ], 2016 was $[                ].

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in the Fund and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). For additional information all holders of rights should contact the Information Agent, [                                ].

Investing in common shares and preferred shares through Rights involves certain risks. You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus as well as in the “Special Risks of the Offering and the Preferred Shares” section of this Prospectus Supplement before investing in the common shares and preferred shares.

	Per Share	Total (1)
Subscription price per common share to holders exercising Rights	$	$
Subscription price per preferred share to holders exercising Rights	$	$
Underwriting discounts and commissions (1)	$	$
Proceeds, before expenses, to the Fund (2)	$	$

(1)	Based on a Dealer Manager solicitation fee of $[ ] per common share issued.
(2)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $[ ].

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.

The common shares and preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [            ], 2016. If the offer is extended, the common shares and preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [            ], 2016.

The date of this Prospectus Supplement is [            ], 2016

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Global Small and Mid Cap Value Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for Primary Subscription	$[ ]

Title	Subscription Rights to Purchase Common Shares and Preferred Shares

Subscription Price	Rights may be exercised at a price of $ per common share and $ per preferred share (the “Subscription Price”). See “Terms of the Offer.”

Record Date	Rights will be issued to holders of record of the Fund’s [common] [preferred] shares on , 2016 (the “Record Date”). See “Terms of the Offer.”

Number of Rights Issued	Right will be issued in respect of each [common] [preferred] share of the Fund outstanding on the Record Date. See “Terms of the Offer.”

Number of Rights Required to Purchase One Common Share and One Preferred Share	A holder of Rights may purchase common shares and preferred shares of the Fund for every Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by . See “Terms of the Offer.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on , 2016 (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds

The Fund estimates the net proceeds of the Offer to be approximately $[                ]. This figure is based on the Subscription Price per share of $                 and assumes all new common shares and preferred shares offered are sold and that the expenses related to the Offer estimated at approximately $[                ] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy. See “Use of Proceeds.”

ERISA	See “Employee Plan Considerations.”

Rights Agent	[To be provided.]

TERMS OF THE PREFERRED SHARES

Dividend Rate	The dividend rate [for the initial dividend period][1] will be %.

Dividend Payment Rate	[Dividends will be paid when, as and if declared on , , , and , commencing .][2] The payment date for the initial dividend period will be .][1]

[Regular Dividend Period	Regular dividend periods will be days.][1]

Liquidation Preference	$ per share

[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .][2]

[Stock Exchange Listing][2]

1	Applicable only if the preferred shares being offered are auction rate shares.
2	Applicable only if the preferred shares being offered are fixed rate shares.

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[	]%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[	]%
Dividend Reinvestment Plan Fees	None	(1)

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Management Fees		%(2)
Interest on Borrowed Funds	None
Other Expenses		%(3)
Dividends on Preferred Shares		%

Total Annual Expenses and Dividends on Preferred Shares		%(2)

(1)	Shareholders participating in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans would pay $0.75 plus their pro rata share of brokerage commissions per transactions to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”
(2)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, with no deduction for liquidation preference of any preferred shares, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.
(3)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

Example

The following example illustrates the expenses (including the maximum estimated sales load of $[                ] and estimated offering expenses of $[                ] from the issuance of $[                ] million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	[ ]	[ ]	[ ]	[ ]

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $[                ], based on the Subscription Price of $[                ] per common share and $[                ] per preferred share, assuming all new common shares and preferred shares offered are sold and that the expenses related to the Offer estimated at approximately $[                ] are paid and after deduction of the underwriting discounts and commissions. Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Corresponding Net Asset Value (“NAV”) Per Share		Corresponding Premium or Discount as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2014(1)	$10.81	$10.22	$12.03	$11.71	(10.1%)	(12.7%)
December 31, 2014	10.54	9.91	11.93	11.44	(11.7)	(13.4)
March 31, 2015	10.73	10.11	12.19	11.62	(12.0)	(13.0)
June 30, 2015	10.92	10.63	12.60	12.36	(13.3)	(14.0)
September 30, 2015	10.72	9.76	12.42	11.64	(13.7)	(16.2)
December 31, 2015	10.73	9.90	12.32	11.71	(12.9)	(15.5)

(1)	Represents the period beginning July 3, 2014, the Fund’s first day of trading on the NYSE, through the end of the period ended September 30, 2014.

The last reported price for our common shares on             , 2016 was $                 per share. As of             , 2016, the net asset value per share of the Fund’s common shares was $                 ..

ASSET COVERAGE RATIO

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund’s preferred shares and notes, in aggregate, are expected to have an initial asset coverage on the date of issuance of approximately [    ]%.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

[To be provided.]

TAXATION

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with this rights offering.

The Gabelli Global Small and Mid Cap Value Trust

                 Common Shares and                  Preferred Shares

Issuable Upon Exercise of Rights to

Subscribe to Such Common Shares and Preferred Shares

PROSPECTUS SUPPLEMENT

            , 2016

Subject to Completion, dated March 24, 2016

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on June 23, 2014. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund.

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated [●], 2016, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Fund’s shares, and investors should obtain and read the Fund’s prospectus prior to purchasing such shares. A copy of the Fund’s Registration Statement, including the prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.

This Statement of Additional Information is dated [●], 2016.

THE FUND

The Fund was organized as a statutory trust in Delaware on August 19, 2013 and is a diversified, closed-end management investment company registered under the 1940 Act. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GGZ.”

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter (“OTC”) market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund’s total assets.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high-grade short term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund realizes a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund realizes a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

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An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund generally purchases or writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

2

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices; possible reduction of the yield of the Fund due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contracts and the securities being hedged; losses from investing in futures transactions that are potentially unlimited; and the segregation requirements described below.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and liquidate its futures position.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

3

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its

4

common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in which the Fund invests and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. The Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid

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on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities. A convertible security entitles the holder to exchange such security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time and to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The fixed income or dividend component of a convertible security is referred to as the security’s “investment value.”

A convertible security’s position in a company’s capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common stockholders.

To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, the value of such security is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s investment objective.

Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security which affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment, companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than with issues without call protection.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.

The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its

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portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which the Investment Adviser believes to be creditworthy institutions.

Under current interpretations of the SEC and its staff under the 1940 Act, the Fund must segregate with its custodian liquid assets, or engage in other SEC or staff approved measures, to “cover” open positions in certain types of derivative instruments. The purpose of these requirements is to prevent the Fund from incurring excessive leverage through such instruments. In the case of futures and forward contracts, for example, that are not required as a result of one or more contractual arrangements to settle for cash only in an amount equal to the change in value of the contract over its term but rather may settle through physical delivery or in the notional amount, the Fund must segregate liquid assets equal to such contract’s full notional value while its position is open. With respect to contracts that the Fund is contractually obligated to settle for cash in an amount equal to the change in value of the contract, the Fund needs to segregate liquid assets only in an amount equal to the Fund’s unpaid mark to market obligation rather than the entire notional amount. This is because the Fund’s maximum potential obligation at that point in time is its net unpaid mark to market obligation rather than the full notional amount.

Securities of Investment Companies. To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies. Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund’s common shares will be subject to duplicative investment expenses.

Warrants and Rights. The Fund may invest in warrants and rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities, although investments in asset- or mortgage-backed securities do not constitute a substantial part of the Fund’s investment portfolio.

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Mortgage-backed securities are securities that indirectly represent a participation in, or are secured by and payable from, a pool of mortgage loans secured by real property. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Mortgage-backed securities may be more volatile than other fixed income securities and are subject to prepayment risk which can result in the Fund failing to recoup all of its investment or achieving lower than expected returns.

Asset-backed securities are securities, which through the use of trusts and special purpose vehicles, are securitized with various types of assets such as automobile receivables, credit card receivables, home equity loans, leases or royalties in pass-through structures similar to mortgage-backed securities. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby affecting yield to maturity, reinvestment risk, and market value of the mortgage backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage backed securities have experienced substantial losses in market value. The Investment Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels.

Prepayments of principal may be made at any time on the obligations underlying asset- and mortgage-backed securities and are passed on to the holders of the asset- and mortgage-backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase and slower than expected prepayments will reduce yield to maturity.

Sovereign Government and Supranational Debt. The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supranational debt involve all the risks described in the Prospectus and this SAI regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation. In addition, investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

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Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times supported by cash or cash equivalents, which are maintained for the benefit of the Fund in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short term obligations. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities violate the terms of the loan or fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board oversees the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

Additional Risks Relating to Derivative Investments

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

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Failure of Futures Commission Merchants and Clearing Organizations Risk. The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the Commodity Futures Trading Commission (the “CFTC”) as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Adviser, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Investment Adviser and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Adviser, or at least make them more costly.

Additionally, the Regulators plan to finalize proposed regulations that would require swap dealers to collect from the Fund initial margin and variation margin for uncleared derivatives transactions and that would impose upon swap dealers new capital requirements. These requirements, when finalized, may make certain types of trades and/or trading strategies more costly.

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There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Adviser cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally purchases or sells only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. CFTC Rule 4.5, upon which the Fund relies to avoid having its adviser register with the CFTC as a “commodity pool operator,” imposes certain commodity interest trading restrictions on the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Investment Adviser was required to register as a commodity pool operator with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

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Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure and incurring transaction costs.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies under the 1940 Act and that, except as otherwise noted, cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities (voting together as a single class) of the Fund. If the Fund issues and has outstanding preferred shares, the affirmative vote of the holders of a majority (as defined under the 1940 Act) of the outstanding preferred shares of the Fund voting as a separate class would also be required to change a fundamental policy. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

(1) invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. government securities;

(2) purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

(3) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(4) make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

(5) borrow money, except to the extent permitted by applicable law;

(6) issue senior securities, except to the extent permitted by applicable law; or

(7) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

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MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with the Board. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund’s custodian and the Fund’s transfer agent. The day to day operations of the Fund are delegated to the Investment Adviser.

The names and business addresses of the Trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies.

Trustees

Name, Position(s) with the Fund, Age and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee

Interested Trustee(4)

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 73	Since 2013**	Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)	29

Kevin V. Dreyer Trustee Age: 38	Since 2016(5)	Managing Director of GAMCO Investors, Inc. and Co-Chief Investment Officer for its Value team; Portfolio Manager of funds within the Gabelli/GAMCO Fund Complex and for GAMCO Asset Management, Inc.	None	1

Independent Trustees(6)

Anthony J. Colavita(7) Trustee Age: 80	Since 2013*	Partner in the law firm of Anthony J. Colavita, P.C.	None	36

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Name, Position(s) with the Fund, Age and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee
James P. Conn Trustee Age: 78	Since 2013**	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	None	22

Frank J. Fahrenkopf, Jr. Trustee Age: 76	Since 2013*	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995- 2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)	9

Kuni Nakamura Trustee Age: 47	Since 2013***	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	None	18

Salvatore J. Zizza(7)(8) Trustee Age: 70	Since 2013***	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling, Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)	30

Officers

Name, Position with the Fund, Age, and Business Address(1)	Length of Time Served(9)	Principal Occupation(s) During Past Five Years
Bruce N. Alpert President Age: 64	Since 2013	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice president of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

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Agnes Mullady Treasurer Age: 57	Since 2013	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management LLC, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

Wayne C. Pinsent, CFA Vice President and Ombudsman Age: 30	Since 2014	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Research Analyst for G.research, LLC since 2010; Marketing for GAMCO Investors Inc. 2008-2010

Camillo Schmidt-Chiari Assistant Vice President and Ombudsman Age: 35	Since 2014	Assistant Vice President and Ombudsman of the Fund; Research Analyst for G.research, LLC since 2012; Research Analyst for Gabelli & Partners GmbH 2009-2012

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Dreyer are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Investment Adviser.
(5)	Mr. Dreyer became a Trustee of the Fund on February 24, 2016. The Board expects to nominate Mr. Dreyer for election by shareholders at the Fund’s 2016 Annual Meeting of Shareholders. If elected, Mr. Dreyer will serve a three year term to expire at the Fund’s 2019 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
(6)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Interested Trustees (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Investment Adviser or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser as of December 31, 2015.
(7)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund, which are part of the Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Investment Adviser.
(8)	On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is neither an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist from committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(9)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.
*	Term continues until the Fund’s 2018 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2017 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2016 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss

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information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the sub- administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and the boards of one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, and/or non-profit entities or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by education, professional training, and life experience.

Interested Trustee

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), an NYSE-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a Trustee of Boston College and Roger Williams University. He also serves as Director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Arts & Culture. He is also Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli also serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer. Mr. Dreyer joined GBL in 2005, and is currently, a Managing Director and Co-Chief Investment Officer for GBL’s Value team. In addition to the Fund, he is a portfolio manager on GAMCO’s institutional and high net worth separate accounts team and for several other open- and closed-end funds in the Gabelli/GAMCO Fund Complex. Previously, he was an analyst for Banc of America Securities LLC from 2000 until 2003, and in 2004, he served as a summer research analyst intern at MacKay Shields LLC. Mr. Dreyer received a BSE from the University of Pennsylvania and an M.B.A. in Finance and Economics from Columbia Business School.

Independent Trustees

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including in the fields of business and financial law. He is the Chairman of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor of Arts from Fairfield University and Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund, and a member of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees. He also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an

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insurance holding company, for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. Mr. Fahrenkopf serves as a director of other funds in the Gabelli/GAMCO Fund Complex. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For over 30 years Mr. Fahrenkopf has served on the Board of First Republic Bank and serves as Chair of the Corporate Governance and Nominating Committee and as a member of the Audit Committee. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Kuni Nakamura. Mr. Nakamura is the President of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He is Chairman of the Fund’s Audit Committee and the Fund’s Audit Committee Financial Expert. Mr. Nakamura is also a member of the Fund’s Nominating, ad hoc Proxy Voting, and ad hoc Pricing Committees. He also serves on certain board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Nakamura was previously a board member of LGL Group, Inc. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He chairs the Endowment Management Committee and is a member of the Audit Committee. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He is a member of the Fund’s Audit, Nominating, and ad hoc Pricing Committees, and a member of both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as Lead Independent Director/Trustee, with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds within the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. James P. Conn as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has a Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as a pricing committee related to securities offerings by the Fund, to address specific matters or assigns one of its members to work with Trustees or directors of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi- fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

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All of the Fund’s Trustees other than Messrs. Gabelli and Dreyer are Independent Trustees, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Investment Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Investment Adviser at Board meetings the levels and types of risks, including options risk, being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Board Committees

The Trustees serving on the Fund’s Nominating Committee are Anthony J. Colavita (Chairman), Salvatore J. Zizza, and Kuni Nakamura. The Nominating Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the year ended December 31, 2015.

Kuni Nakamura (Chairman), Salvatore J. Zizza and Anthony J. Colavita, who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund’s independent registered public accounting firm. The Audit Committee met twice during the year ended December 31, 2015.

The Fund also has an ad hoc Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund’s portfolio for such period as the Board may determine. The Trustees serving on the Fund’s ad hoc Proxy Voting Committee are Salvatore J. Zizza (Chairman), James P. Conn, and Kuni Nakamura. The Proxy Voting Committee did not meet during the year ended December 31, 2015.

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Beneficial Ownership of Shares Held in the Fund and the Fund Complex for Each Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund (*)(1)	Aggregate Dollar Range of Equity Securities Held in Fund Complex(*)(1)(2)
INTERESTED TRUSTEE:
Mario J. Gabelli	E	E
Kevin V. Dreyer	C	E
INDEPENDENT TRUSTEES:
Anthony J. Colavita	B	E
James P. Conn	B	E
Frank J. Fahrenkopf, Jr.	A	E
Kuni Nakamura	C	E
Salvatore J. Zizza	B	E

(*)	Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	Over $100,000

All shares were valued as of December 31, 2015.

(1)	This information has been furnished by each Trustee as of December 31, 2015. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Exchange Act.
(2)	The “Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee or his or her immediate family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Investment Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Investment Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests(1) Value of Interests(1)	Percent of Class(2)
Anthony J. Colavita	Same	LGL Group, Inc.	Common Stock	$4,936	*
Anthony J. Colavita	Same	LGL Group, Inc.	Warrants	$67	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$893,574	*
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,125,232	1.68%
Kuni Nakamura	Same	LGL Group, Inc.	Common Stock	$6,423	*
Kuni Nakamura	Same	LGL Group, Inc.	Warrants	$87	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,140,593	*
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$288,631	*

(1)	This information has been furnished as of December 31, 2015.
(2)	As asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

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Remuneration of Trustees and Officers

The Fund pays each Independent Trustee an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Independent Trustee is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $2,000, the Proxy Voting Committee Chairman receives an annual fee of $1,000, and the Nominating Committee Chairman and the Lead Independent Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2015 amounted to $43,750. During the fiscal year ended December 31, 2015, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

The following table shows the compensation that the Trustees earned in their capacity as Trustees during the year ended December 31, 2015. The table also shows, for the year ended December 31, 2015, the compensation Trustees earned in their capacity as Directors/Trustees for other funds in the Fund Complex.

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015

Name of Person and Position	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Trustees and Officers*
INTERESTED TRUSTEE:
Mario J. Gabelli	$0	$0	(0)
Kevin V. Dreyer(1)	—	—	—
INDEPENDENT TRUSTEES:
Anthony J. Colavita	$9,500	$410,000	(36)
James P. Conn	$7,750	$231,750	(22)
Frank J. Fahrenkopf, Jr.	$8,000	$114,500	(9)
Kuni Nakamura	$10,000	$163,500	(16)
Salvatore J. Zizza	$8,500	$317,500	(30)

*	Represents the total compensation paid to such persons during the year ended December 31, 2015 by investment companies (including the Fund) or portfolios that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios. The number in parentheses represents the number of such investment companies and portfolios.
(1)	Mr. Dreyer became a Trustee of the Fund on February 24, 2016.

Limitation of Trustees’ and Officers’ Liability

The Governing Documents provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

Gabelli Funds, LLC serves as the Fund’s Investment Adviser pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”). The Investment Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $22.0 billion as of December 31, 2015. The Investment Adviser is a registered

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investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GBL, a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL”. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO, a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and for the GAMCO Mathers Fund, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $16.8 billion as of December 31, 2015; Teton Advisors, Inc., an affiliate of the Investment Adviser with assets under management of approximately $1.5 billion as of December 31, 2015, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc., previously, a subsidiary of GBL and currently, a majority-owned subsidiary of Associated Capital, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $939 million as of December 31, 2015; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $38 million as of December 31, 2015. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Teton Advisors, Inc. as of December 31, 2015. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their investment advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their investment advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the investment advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to procedures, approved by the Board, believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

Under the terms of the Investment Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board. In addition, under the Investment Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of the Fund’s shares. Expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, underwriting compensation and reimbursements in connection with sales of the Fund’s securities, the costs of utilizing a third party to monitor and collect class action settlements on behalf of the Fund, expenses in connection with the preparation of SEC filings, the fees and expenses of Trustees who are not officers or employees of the Investment Adviser of its affiliates, compensation and other expenses of officers and employees of the Fund (including, but not limited to, the Chief Compliance Officer, Vice President and Ombudsman) as approved by the Trustees, charges of the custodian, any sub-custodian and transfer agent and dividend paying agent, expenses in connection with the Automatic Dividend Reinvestment Plan and the Voluntary Cash Purchase

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Plan, accounting and pricing costs, membership fees in trade associations, expenses for legal and independent accountants’ services, costs of printing proxies, share certificates and shareholder reports, fidelity bond coverage for Fund officers and employees, Trustees’ and officers’ errors and omissions insurance coverage, and stock exchange listing fees will be an expense of the Fund unless the Investment Adviser voluntarily assumes responsibility for such expenses.

The Investment Advisory Agreement combines investment advisory and certain administrative responsibilities into one agreement. As compensation for its services rendered and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of Fund’s average weekly net assets. Net assets are total assets minus the sum of the Fund’s liabilities (such liabilities will exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes, plus accrued and unpaid interest thereon). Pursuant to the Investment Advisory Agreement, for the period ended December 31, 2014 and the year ended December 31, 2015, the Investment Adviser earned $512,192 and $997,157, respectively. Additionally, the Investment Adviser has entered into a sub-administration agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $12 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and Teton Advisors, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $12 billion but less than $15 billion and 0.01% of the aggregate average net assets in excess of $15 billion.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

The Investment Advisory Agreement was approved by a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), at an in-person meeting of the Board held on August 21, 2013. The Investment Advisory Agreement became effective on June 23, 2014, the day the Fund commenced investment operations, and continues in effect for two years and thereafter will continue for successive annual periods, provided such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. A discussion regarding the basis for the most recent approval of the Investment Advisory Agreement by the Board is available in the Fund’s annual report to shareholders for the fiscal year ending December 31, 2015.

The Investment Advisory Agreement terminates automatically on its assignment (as defined in the 1940 Act) and may be terminated without penalty on 60 days’ written notice by the Fund’s Board of Trustees, by a vote of a majority of the Fund’s shares or by the Investment Adviser.

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Portfolio Manager Information

Other Accounts Managed

The information below lists other accounts for which each portfolio manager was primarily responsible for the day to day management during the year ended December 31, 2015.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mario J. Gabelli	Registered Investment Companies:	24	$21.3 billion	5	$4.4 billion

	Other Pooled Investment Vehicles:	29	$900.5 million	18	$795.6 million

	Other Accounts:	1,634	$15.1 billion	20	$1.7 billion

Kevin V. Dreyer	Registered Investment Companies:	6	$5.5 billion	2	$2.3 billion

	Other Pooled Investment Vehicles:	0	$0	0	$0

	Other Accounts:	345	$1.1 billion	1	$11.5 million

Jeffrey J. Jonas	Registered Investment Companies:	3	$5.3 billion	1	$2.2 billion

	Other Pooled Investment Vehicles:	0	$0	0	$0

	Other Accounts:	65	$111.4 million	2	$23.9 million

Christopher J. Marangi	Registered Investment Companies:	6	$5.9 billion	3	$2.5 billion

	Other Pooled Investment Vehicles:	0	$0	0	$0

	Other Accounts:	350	$1.2 billion	2	$18.3 million

Ownership of Shares in the Fund

As of December 31, 2015, the portfolio managers of the Fund own the following amounts of equity securities of the Fund.

Name	Dollar Range of Equity Securities Held in Fund
Mario J. Gabelli	over $1,000,000
Kevin V. Dreyer	$10,001-$50,000
Jeffrey J. Jonas	$10,001-$50,000
Christopher J. Marangi	$10,001-$50,000

Potential Conflicts of Interest

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Fund.

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Allocation of Limited Investment Opportunities. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Investment Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Selection of Broker/Dealers. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC (“G.research”), he may have an incentive to use G.research to execute portfolio transactions for a Fund.

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Investment Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Investment Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Investment Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure for Mario J. Gabelli

Mr. Gabelli receives incentive based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

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Compensation Structure for the Portfolio Managers other than Mr. Gabelli

The compensation for the Portfolio Managers other than Mr. Gabelli for the Fund is structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options and restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Investment Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). Mr. Dreyer, Mr. Jonas and Mr. Marangi receive similar incentive based variable compensation for managing other accounts for GAMCO based on gross revenue. The compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the net performance fee is paid to the portfolio manager. These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive based variable compensation is based on an evaluation by the Investment Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Portfolio Holdings Information

Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Investment Adviser’s legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and their shareholders and, if a potential conflict between the Investment Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons” (as defined in the 1940 Act). These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

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(3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

(4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Investment Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

(6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.

As of the date of this SAI, the Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is the Prospectus. The Fund’s proxy voting service is Broadridge Investor Communication Services. Bowne & Co., Inc. and Data Communique provide typesetting services for the Fund and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Investment Adviser. Other than those arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Investment Adviser, nor any of the Investment Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, G.research, an affiliate of the Investment Adviser, may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that portfolio transactions may be executed through G.research and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks

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to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available. During the period ended December 31, 2014 and the year ended December 31, 2015, the Fund paid aggregate brokerage commissions of $88,094 and $63,927, respectively. During the period ended December 31, 2014 and the year ended December 31, 2015, the Fund paid to G.research brokerage commissions on security trades of $35,206 and $42,476, respectively. Such amount represents approximately 40.0% and 66% of the Fund’s aggregate brokerage commissions paid during the period ended December 31, 2014 and the year ended December 31, 2015, respectively. The percentages of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through G.research during the period ended December 31, 2014 and the year ended December 31, 2015 were approximately 38% and 57%, respectively.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. For example, an increase in the Fund’s participation in risk arbitrage situations would increase the Fund’s portfolio turnover rate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund’s portfolio turnover rate for the period ended December 31, 2014 and the fiscal year ended December 31, 2015 was 20% and 114%, respectively.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. This summary does not discuss the consequences of an investment in the Fund’s notes or subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

Except as expressly provided otherwise, this discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based

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upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning a large position in the Fund), nor does this discussion address any state, local, or foreign tax concerns.

The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes annually at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

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If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, generally it would be taxed on all of its taxable income and gains in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. Such distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would be eligible (i) to be treated as qualified dividend income eligible to be taxed at long term capital gain rates in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Gain or loss on the sale of securities by the Fund will generally be long term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long term or short term, depending upon the holding period of the security. The Fund does not have control over the exercise of the call options it writes and thus does not control the timing of such taxable events.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short term or long term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short term or long term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, options on most stock indices and any non-equity options, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as

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if each position had been sold for its fair market value at the end of the taxable year, thereby potentially causing the Fund to recognize gain in advance of a corresponding receipt of cash. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income, as discussed below under “Taxation of Shareholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received in cash. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of Fund-level income or excise taxes. To avoid this result, the Fund may be required to borrow money or dispose of securities at inopportune times or on unfavorable terms, forgo favorable investments, or take other actions that it would otherwise not take, to be able to make distributions to its shareholders.

If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid imposition of Fund-level income or excise taxes.

Foreign Taxes

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund may invest more or less than 50% of its total assets in foreign securities. If less than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign securities, it will not be eligible to elect to “pass-through” to its shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income liability. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount that may be available for the deduction or credit. A taxpayer’s ability to use a foreign tax deduction or credit is subject to limitations under the Code.

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Taxation of Shareholders

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (i.e., the excess of net long term capital gain over net short term capital loss). If any such gain is retained, the Fund will be subject to regular corporate income tax on the retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid by the Fund from its investment company taxable income generally are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits (“ordinary income dividends”). Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gain rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or the reduced rates applicable to qualified dividend income.

Properly reported distributions of net capital gain (“capital gain distributions”), if any, are taxable to shareholders at the reduced rates applicable to long term capital gain, regardless of how long the shareholder has held the Fund’s shares. Capital gain distributions are not eligible for the dividends received deduction.

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated ascapital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, and then to the Fund’s common shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, and qualified dividend income) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends and dividends that constitute qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as paid by the Fund and received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

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The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Except as discussed below in the case of a redemption of shares, upon a sale, exchange or other disposition of shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.In addition, any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. There are a number of limitations on the use of capital losses under the Code.

In general, a redemption of shares should be treated as a sale or exchange of such shares under section 302 of the Code, if the receipt of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Fund and where the shareholder owns less than 50% of the voting power of all classes entitled to vote. A “complete redemption” of a shareholder’s interest generally requires that all common and preferred shares of the Fund owned by such shareholder be disposed of. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s proportionate interest in the Fund, which should result if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his proportionate interest in the Fund. In determining whether any of these tests has been met, any common and preferred shares actually owned, as well as shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.

Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Ordinary income dividends, capital gain distributions and gain on the sale of fund shares also may be subject to state, local and foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Assuming applicable disclosure and certification requirements are met, U.S. federal withholding tax will generally not apply to any gain realized by a foreign investor in respect of any distributions of net capital gain (including net capital gain retained by the Fund but credited to shareholders) or upon the sale or other disposition of shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States, or in the case of an individual, if the foreign investor is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

In addition, withholding is required at a rate of 30% on dividends in respect of, and after December 31, 2016, on gross proceeds from the sale of, the Fund’s shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or

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accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which the Fund’s shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2016, gross proceeds from the sale of, the Fund’s shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30 percent, unless such entity either (i) certifies to that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.

Properly reported ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short term capital gains” (generally, the excess of the RIC’s net short term capital gain over the RIC’s long term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short term capital gains.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s shares.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN OUR SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.

NET ASSET VALUE

The net asset value of the Fund’s shares is computed based on the market value of the securities it holds and is determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such

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day, the security is valued at the most recently available price or if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings. The holidays (as observed) on which the NYSE are closed, and therefore days upon which shareholders will not be able to purchase or sell common shares currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

BENEFICIAL OWNERS

As of December 31, 2015, the following persons were known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding common shares:

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership		Percent of Class
Mario J. Gabelli One Corporate Center Rye, NY 10580	Common	1,722,423	*	21.20%

Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	Common	676,861		8.33%

*	Comprised of 1,654,233 common shares owned directly by Mr. Gabelli, 1,000 common shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 67,190 common shares owned by Associated Capital or its affiliates.

As of December 31, 2015, the Trustees and Officers of the Fund as a group beneficially owned 21.24% of the Fund’s outstanding common shares.

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GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of section 17A of the Exchange Act. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

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Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Code of Ethics

The Fund and the Investment Adviser have adopted a Code of Ethics. This Code of Ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the Code of Ethics. The Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Joint Code of Ethics for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a Joint Code of Ethics that serves as a code of conduct. The Joint Code of Ethics sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The Joint Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Joint Code of Ethics is also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov), and copies of the Joint Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Financial Statements

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2015, together with the report of PricewaterhouseCoopers LLP for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to shareholders. All other portions of the annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

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APPENDIX A

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever

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possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

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III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

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2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

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Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

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Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

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Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

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Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

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PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

Part A

None

Part B

Statement of Assets and Liabilities as of December 31, 2015

Statement of Operations for the Year Ended December 31, 2015

Statement of Changes in Net Assets

Report of Independent Registered Public Accounting Firm

(2)	Exhibits

(a)	Agreement and Declaration of Trust of Registrant (1)

(i) Statement of Preferences for                  Cumulative Preferred Shares *

(b)	Amended and Restated By-Laws of Registrant (1)

(c)	Not applicable

(d)	(i) Form of Subscription Certificate for Common Shares *

(ii) Form of Subscription Certificate for [    ]% Series                  Cumulative Preferred Shares *

(iii) Form of Subscription Certificate Shares for Common Shares and [    ]% Series                  Cumulative Preferred Shares *

(iv) Form of Indenture **

(v) Form T-1 Statement of Eligibility of Trustee with respect to the Form of Indenture *

(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans of Registrant (2)

(f)	Not applicable

(g)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (3)

(h)	(i) Form of Underwriting Agreement *

(ii) Form of Dealer Manager Agreement *

(i)	Not applicable

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(j)	(i) Amended and Restated Master Custodian Agreement, dated July 2, 2001, between the Registrant, by amended appendix, and State Street Bank & Trust Company (4)

(ii) Form of Custodian Fee Schedule between Registrant and State Street Bank and Trust Company (3)

(k)	(i) Form of Registrar, Transfer Agency and Service Agreement between Registrant and Computershare Trust Company (3)

(ii) Form of Rights Agent Agreement *

(iii) Form of Information Agent Agreement *

(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality **

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm **

(o)	Not applicable

(p)	Initial Purchase Agreement between Registrant and the Gabelli Dividend Trust Inc. (5)

(q)	Not applicable

(r)	(i) Code of Ethics of the Fund and the Investment Adviser (2)

(ii) Joint Code of Ethics for Chief Executive and Senior Financial Officers (2)

(s)	Powers of Attorney (6) **

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File No. 811-22884, as filed with the Commission on December 10, 2013.
(2)	Incorporated by reference to Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, File No. 811-22884, as filed with the Commission on March 14, 2014.
(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14, File No. 333-191099, as filed with the Commission on September 11, 2013.
(4)	Incorporated by reference to Exhibit (g) of The Gabelli Utilities Fund’s Registration Statement on Form N-1A, File Nos. 333-81209 and 811-09397, as filed with the Commission on May 1, 2002.
(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, File No. 333-191099, as filed with the Commission on February 7, 2014.
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File Nos. 333-207415 and 811-22884, as filed with the Commission on October 14, 2015.
*	To be filed by Amendment.
**	Filed herewith.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 66 of the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

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Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$10,070
NYSE Amex LLC listing fee	$26,500
Rating Agency fees	$48,000
Printing/engraving expenses	$461,000
Auditing fees and expenses	$59,000
Legal fees and expenses	$390,000
FINRA fees	$15,000
Miscellaneous	$210,430

Total	$1,220,000

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities as of December 31, 2015:

Class of Shares	Number of Record Holders
Common Shares	66

Item 30.	Indemnification

Article IV of the Registrant’s Agreement and Declaration of Trust provides as follows:

4.1 No Personal Liability of Shareholders, Trustees, etc.

No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2 Mandatory Indemnification

(a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such

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indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification (or contractual provision therefor) has been approved by a majority of the Trustees.

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4.3 No Duty of Investigation; Notice in Trust Instruments, etc.

No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4 Reliance on Experts, etc.

Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Section 9 of the Registrant’s Investment Advisory Agreement provides as follows:

9. Indemnity

(a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser’s Trustees, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or

5

other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Fund cannot lawfully waive.

(b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Underwriter indemnification provisions to be filed by Amendment.

Additionally, the Registrant and the other funds in the Gabelli/GAMCO Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its directors/trustees, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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Item 31.	Business and Other Connections of Investment Adviser

The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the SEC pursuant to the 1940 Act (Commission File No. 801-37706).

Item 32.	Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Fund’s custodian, State Street Bank and Trust Company, at 1776 Heritage Drive, North Quincy, Massachusetts 02171, in part at the offices of the Fund’s sub-administrator, BNY Mellon., at 760 Moore Road, King of Prussia, PA 19406, and in part at the offices of the Fund’s transfer agent, Computershare Trust Company, N.A., at 250 Royall Street, Canton, Massachusetts 02021.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. Registrant undertakes to suspend the offering of shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from the later of its net asset value as of the effective date of the Registration Statement or the filing of a prospectus supplement pursuant to Rule 497, under the Securities Act, setting forth the terms of the offering or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. If the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, the Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant further undertakes to file a post-effective amendment to set forth the terms of such offering.

4. Registrant undertakes:

(a)	to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

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(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)	that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

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(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Registrant undertakes:

(a)	that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

(b)	that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York, on the 24th day of March, 2016.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 24th day of March, 2016.

NAME	TITLE

/s/ Bruce N. Alpert	President
Bruce N. Alpert

/s/ Agnes Mullady	Treasurer
Agnes Mullady

* Mario J. Gabelli	Trustee

* Anthony J. Colavita	Trustee

* James P. Conn	Trustee

* Kevin V. Dreyer	Trustee

* Frank J. Fahrenkopf, Jr.	Trustee

* Kuni Nakamura	Trustee

* Salvatore J. Zizza	Trustee

/s/ Bruce N. Alpert	Attorney-in-Fact
Bruce N. Alpert

*	Pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Ex.-99(d)(iv)	Form of Indenture

Ex.-99(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP

Ex.-99(n)	Consent of Independent Registered Public Accounting Firm

Ex.-99(s)	Powers of Attorney